POLICY & PROCEDURES SUMMARY

ACCOUNT STATEMENTS	5

ADVERTISEMENTS	6

AFFILIATED BROKERS	9

AFFILIATED PERSONS	10

AGENCY CROSS TRANSACTIONS	11

ALLOCATION OF AGGREGATED TRADES - EQUITIES	12

ALLOCATION OF AGGREGATED TRADES – FIXED INCOME	13

ALLOCATION OF INVESTMENT OPPORTUNITIES - EQUITIES	14

ALLOCATION OF INVESTMENT OPPORTUNITIES – FIXED INCOME	15

ALLOCATION OF IPOS	16

ANTI-MONEY LAUNDERING (“AML”)	17

BEST EXECUTION - EQUITY	18

BEST EXECUTION – FIXED INCOME	19

BROKER SELECTION - EQUITY	20

BROKER SELECTION – FIXED INCOME	21

CALCULATION AND COLLECTION OF FEES	22

CANADA ANTI-SPAM POLICY	23

CHECK BOOKS, BANK STATEMENTS, AND RECONCILIATIONS	25

CHIEF COMPLIANCE OFFICER	26

CLIENT COMPLAINTS	27

CODE OF ETHICS RECORDS	28

CODE OF ETHICS	29

COMMUNICATIONS TO 10 OR MORE UNRELATED PERSONS	30

COMPLIANCE POLICIES AND PROCEDURES RETENTION	31

COMPOSITE INCLUSION POLICY – INSTITUTIONAL EQUITY	32

COMPOSITE INCLUSION POLICY – INSTITUTIONAL FIXED INCOME	33

COMPOSITE INCLUSION POLICY – NON-INSTITUTIONAL EQUITY	34

CONFLICTS OF INTEREST	35

COUNTERPARTY MONITORING - EQUITY	36

COUNTERPARTY MONITORING – FIXED INCOME	37

CREDIT RATINGS	38

CROSS TRADING	39

CUSTODY OR POSSESSION OF CLIENT SECURITIES OR FUNDS – REQUIRED RECORDS	40

CUSTODY	41

POLICY & PROCEDURES SUMMARY

DEPARTMENT OF LABOR FORM LM-10	43

DIRECTED BROKERAGE	44

DISASTER RECOVERY PLAN	45

DISCLOSURE OF PORTFOLIO HOLDINGS	46

E-MAIL MONITORING AND RETENTION	47

ERISA §408(B)(2) – REASONABLE CONTRACT FEE DISCLOSURE	48

ERROR CORRECTION	50

EVIDENCES OF DISCRETIONARY AUTHORITY	53

EXECUTIVE SUMMARY	54

FAIR VALUE PRICING - EQUITY	55

FAIR VALUE PRICING – FIXED INCOME	56

FIDUCIARY BONDING	57

FOREIGN CORRUPT PRACTICES ACT	58

FOREIGN SHAREHOLDER DISCLOSURE REQUIREMENTS	59

FORM 13F	60

FORM 13H	61

FORM ADV DELIVERY	62

FORM ADV	63

FORM PF	65

GENERAL AND AUXILIARY LEDGERS	66

GIFTS AND ENTERTAINMENT	67

GLOBAL INVESTMENT PERFORMANCE STANDARDS (“GIPS®”)	68

INVESTMENT COMPANY ACT - RULE 10F-3	69

INVESTMENT COMPANY ACT - RULE 12B-1(H) - EQUITY	70

INVESTMENT COMPANY ACT - RULE 12B-1(H) – FIXED INCOME	71

INVESTMENT COMPANY ACT - RULE 12D3-1	72

INVESTMENT COMPANY ACT - RULE 17A-7	73

INVESTMENT COMPANY ACT - RULE 17E-1	74

INVESTMENT COMPANY ACT - SECTION 18(F)1	75

ILLIQUID SECURITIES	76

INSIDER TRADING	77

JOURNALS OF ORIGINAL ENTRY	79

MEDIA RELATIONS	80

ORIGINAL WRITTEN COMMUNICATIONS	81

OUTSIDE DIRECTORSHIPS	82

POLICY & PROCEDURES SUMMARY

PAID OR UNPAID BILLS OR STATEMENTS	83

PAY-TO-PLAY RESTRICTIONS – POLITICAL CONTRIBUTIONS	84

PERFORMANCE DOCUMENTATION	86

POLICIES AND PROCEDURES	87

PORTFOLIO PUMPING	88

PROHIBITED TRANSACTIONS AND EXEMPTIONS	89

PROPRIETARY TRADING OF THE ADVISER	91

PROTECTION OF CLIENT RECORDS AND INFORMATION	92

PROXY VOTING RECORDS	93

PROXY VOTING	94

RECORD OF DISCRETIONARY ACCOUNTS	95

RECORD RETENTION	96

RECORDS OF PRIVATE FUNDS	98

REGULATION S-P AND DISPOSAL OF CONSUMER REPORT INFORMATION	99

REGULATORY INQUIRIES	101

RESTRICTED LISTS	102

REVIEW OF ACCOUNTS – EQUITY	103

REVIEW OF ACCOUNTS – FIXED INCOME	104

REVIEW OF POLICIES AND PROCEDURES	105

SARBANES-OXLEY ACT	106

SCHEDULE 13G	107

SECURITIES CLASS ACTIONS	108

SHORT SALES	109

SOCIAL MEDIA POLICY	110

SOFT DOLLAR ARRANGEMENTS - EQUITY	111

SOFT DOLLAR ARRANGEMENTS – FIXED INCOME	112

SOLICITOR DISCLOSURE DOCUMENTS	113

SOLICITORS	114

STEP-OUT TRADES	115

SUPERVISED CLIENT PORTFOLIOS	116

SUPERVISION OF ADVISORY PERSONNEL	117

TRADE TICKETS	118

TRADING IN SHARES OF ADVISED OR SUB-ADVISED MUTUAL FUNDS	119

TRIAL BALANCES, FINANCIAL STATEMENTS, AND INTERNAL AUDIT	120

VALUATION OF CLIENT HOLDINGS - EQUITY	121

POLICY & PROCEDURES SUMMARY

VALUATION OF CLIENT HOLDINGS – FIXED INCOME	122

WINDOW DRESSING	123

WRITTEN AGREEMENTS WITH CLIENTS	124

POLICY & PROCEDURES SUMMARY

Name of Policy	Account Statements

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/08

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	•	Release Nos. IA-2204 – Requirement for policy and procedures including account statements
	•	§206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to account statements.

Preventative Control Activities:	•	Adviser uses a proprietary system to generate standard monthly and quarterly client reports.[1]
	•	Adviser uses proprietary system to memorialize client requests. [2]
	•	Adviser uses a proprietary system to generate client reports. [3]

Detective Control Activities:	•	Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Advertisements

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	•	Release Nos. IA-2204 – Requirement for policy and procedures including marketing advisory services
	•	§206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions
	•	Investment Advisers Act (“IAA”) of 1940 Rule 206(4)-1 – Definition of advertisement and prohibition on certain advertisements
	•	SEC No-action Letter dated 10/28/86 re: Clover Capital Management – Performance advertising

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to advertising.

Preventative Control Activities:	•	An advertisement includes the following:
		1.	a written communication addressed to more than one person,[1] or
		2.	a communication by publication, radio or television, which offers:
• information concerning securities, including when to buy or sell, or which security to buy or sell,[1] or
• any device used in determining when to buy or sell, or which security to buy or sell,[1] or
• any other investment advisory service with regard to securities.[1]
	•	Any advertisement is prohibited which:
		1.	refers to any testimonial concerning investment adviser or service rendered;[2] or
		2.	refers to past specific recommendations which were or would have been profitable unless:
• adviser provides all recommendations made within the preceding year[2]:
• states security, date and recommendation, market price at that time, price at which to act, and current market price,[2] and
•

contains the following legend on the first page in print as large as the largest print used in the body or text of the advertisement: “it should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities in this list”;[2] or

3.

represents any device can in and of itself determine which securities to trade, or when to trade them[2]; or represents any device will assist in making trading decisions, or when to trade, without disclosing its limitations and difficulties of use[2]; or

		4.	contains any service will be furnished free or without charge, unless the service actually is or will be furnished free and without any condition or obligation;[2] or

POLICY & PROCEDURES SUMMARY

		5.	contains any untrue statement of a material fact, or which is otherwise false or misleading. [2]

	•	The following questions must be addressed when showing actual performance results in an advertisement:

		1.	Does the advertisement disclose the effect of material market or economic conditions on the results portrayed (e.g. disclosing the market generally appreciated xx% during the same period)?[3]

		2.	Do the results in the advertisement reflect the deduction of advisory fees, brokerage or other commissions, and any other expenses that a client actually paid?[3]

		3.	Does the advertisement disclose whether and to what the results portrayed reflect the reinvestment of dividends and other earnings?[3]

		4.	Does the advertisement suggest or make claims about the potential for profit without also disclosing the possibility of loss?[3]

		5.	Does the advertisement compare results to an index without disclosing all material facts relevant to the comparison (e.g. disclosing that the volatility of the index is materially different)?[3]

		6.	Does the advertisement disclose any material conditions, objectives, or investment strategies used to obtain the results portrayed (e.g. the portfolio contains stocks managed for capital appreciation)?[3]

		7.	Does the advertisement disclose prominently, if applicable, that the results portrayed relate only to a select group of adviser’s clients, the basis on which the selection was made, and the effect of this practice on the results portrayed, if material?[3]

·	•	The following questions must be addressed when showing model performance results in an advertisement:

		1.	Does the advertisement disclose the effect of material market or economic conditions on the results portrayed (e.g. disclosing the market generally appreciated xx% during the same period)?[3]

		2.	Do the results in the advertisement reflect the deduction of advisory fees, brokerage or other commissions, and any other expenses that a client would have paid?[3]

		3.	Does the advertisement disclose whether and to what the results portrayed reflect the reinvestment of dividends and other earnings?[3]

		4.	Does the advertisement suggest or make claims about the potential for profit without also disclosing the possibility of loss?[3]

		5.	Does the advertisement compare results to an index without disclosing all material facts relevant to the comparison (e.g. disclosing that the volatility of the index is materially different)?[3]

		6.	Does the advertisement disclose any material conditions, objectives, or investment strategies used to obtain the results portrayed (e.g. the portfolio contains stocks managed for capital appreciation)?[3]

		7.	Does the advertisement disclose prominently the limitations inherent in model results? [3]

		8.	Does the advertisement disclose, if applicable, that the conditions objectives or investment strategies of the model portfolio changes materially during the time period portrayed? [3]

POLICY & PROCEDURES SUMMARY

		9.	Does the advertisement disclose, if applicable, that all of the securities contained in, or the investment strategies followed with respect to the model portfolio do not related or only partially related to the type of advisory services currently offered by the adviser? [3]

		10.	Does the advertisement disclose, if applicable, that the adviser’s clients had results materially different from the results portrayed in the model?[3]

Detective Control Activities:	•	Press releases must be reviewed by the Chief Compliance Officer (“CCO”) and/or General Counsel (“GC”) prior to publishing. [1]

	•	Advertisements must be reviewed by the CCO and/or GC prior to distribution. [1]

	•	Changes to the Adviser’s website must be reviewed by the CCO and/or GC. [1]

	•	Periodic (at least annually) review by Compliance Department. [2]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Affiliated Brokers

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 - Requirement for policies and procedures including trading practices
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions
• Investment Company Act of 1940 Rule 17e-1 – Transactions using affiliated brokers

Policy:	Adviser will comply with applicable regulatory requirements with respect to the use of affiliated brokers.

Preventative Control Activities:	• Adviser does not have any affiliated brokers or dealers.

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Affiliated Persons

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	•	Release No. IC-26299– Requirement for policy and procedures including identification of affiliated persons
	•	§2 of the Investment Company Act (“ICA”) of 1940 – Definition of an affiliated person

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to affiliated persons.

Preventative Control Activities:	•	An “affiliated person” of another person means:
		1.	a person controlling 5% of the outstanding voting securities of such other person; [1]
		2.	a person 5% of whose outstanding voting securities are controlled by such other person; [1]
		3.	a person controlling, controlled by, or under common control with, such other person; [1]
		4.	an officer, director, partner, copartner, or employee of such other person; [1]
		5.	if such other person is an investment company, its investment adviser(s) or advisory board member(s); [1] and
		6.	if such other person is an unincorporated investment company not having a board of directors, its depositor. [1]

	•	The Chief Compliance Officer (“CCO”) and General Counsel (“GC”) maintain Adviser’s affiliates list. [2]

Detective Control Activities:	•	Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Agency Cross Transactions

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Adviser Act - Rule 206(3)-2 - Agency cross transactions
• Release Nos. IA-2204 - Requirement for policies and procedures including trading practices
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

Policy:	Adviser will comply with applicable regulatory requirements with respect to the use of agency cross transactions.

Preventative Control Activities:	• Adviser does not engage in agency cross transactions.

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Allocation of Aggregated Trades - Equities

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will allocate aggregated trades among its clients in a manner it believes is fair and equitable and will comply with applicable regulatory requirements.

Preventative Control Activities:	• Adviser applies trade allocation procedures reasonably designed to allocate aggregated trades among its clients in a manner it believes is fair and equitable.[1]
•

Generally, a pro rata method for allocating aggregated trades will be used whereby each client eligible to participate in a particular order receives an allocation based on the current market value of such client’s account relative to the total current market value of all participating clients’ accounts. Adviser may apply various rounding methodologies when employing a pro rata method to allocate any aggregated trade. The rounding methodologies may be based on a number of judgmental factors that may be unique to a particular aggregated trade. In conjunction with the pro rata method, a rotation method or random allocation method (randomly selected by the computer) may be employed as an allocation tool for partial fills. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Allocation of Aggregated Trades – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will allocate aggregated trades among its clients in a manner it believes is fair and equitable and will comply with applicable regulatory requirements.

Preventative Control Activities:	• Adviser applies trade allocation procedures reasonably designed to allocate aggregated trades among its clients in a manner it believes is fair and equitable.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Allocation of Investment Opportunities - Equities

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	•	Release Nos. IA-2204 – Requirement for policy and procedures
	•	§206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will allocate investment opportunities among its clients in a manner it believes is fair and equitable over time and will comply with applicable regulatory requirements.

Preventative Control Activities:	•	Adviser applies trade allocation procedures reasonably designed to allocate investment opportunities among its clients in a manner it believes is fair and equitable over time.[1]

	•	Adviser applies trade sequencing procedures reasonably designed to coordinate trading between equity Institutional Accounts and equity Managed Accounts, and this may mean that Adviser may trade equity Institutional Accounts and equity Managed Accounts concurrently. Managed Accounts generally consist of wrap fee program (including model-only program) accounts and Institutional Accounts generally consist of all other accounts.[2]

	•	Generally, Adviser will use a rotational approach among equity Managed Accounts. Adviser may not wait for all trade executions by a rotation schedule participant to be completed before initiating trades for the participant next in order of priority. [2]

	•	Generally, a pro rata method for allocating aggregated trades will be used whereby each client eligible to participate in a particular order receives an allocation based on the current market value of such client’s account relative to the total current market value of all participating clients’ accounts. Adviser may apply various rounding methodologies when employing a pro rata method to allocate any aggregated trade. The rounding methodologies may be based on a number of judgmental factors that may be unique to a particular aggregated trade. In conjunction with the pro rata method, a rotation method or random allocation method (randomly selected by the computer) may be employed as an allocation tool for partial fills. [3]

Detective Control Activities:	•	Periodic (at least annually) review by Compliance Department. [3]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Allocation of Investment Opportunities – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will allocate investment opportunities among its clients in a manner it believes is fair and equitable over time and will comply with applicable regulatory requirements.

Preventative Control Activities:	• Adviser applies trade allocation procedures reasonably designed to allocate investment opportunities among its clients in a manner it believes is fair and equitable over time.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Allocation of IPOs

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including trading practices
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will allocate IPOs among its clients in a manner it believes is fair and equitable over time and will comply with applicable regulatory requirements.

Preventative Control Activities:	• Adviser’s investment strategies are managed to model portfolios and Adviser applies its standard procedures for allocating investment opportunities to any IPOs that are included in its model portfolios. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Allocation of Investment Opportunities - Equities

POLICY & PROCEDURES SUMMARY

Name of Policy	Anti-Money Laundering (“AML”)

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	•	§1956 and §1957 title 18 of the U.S. Code – Makes it illegal to knowingly participate in the transfer of funds that are proceeds of specified unlawful activities (e.g. drug trafficking, wire fraud, and mail fraud)
•

Bank Secrecy Act (BSA) – Requires reporting to the Commissioner of Customs the transportation of currency and monetary instruments of more than $10,000 into or outside of the U.S. or such smaller amounts structured to avoid the reporting threshold.

	•	BSA – Requires hedge funds that have a financial interest in a bank, securities, or other financial account in a foreign country to report it to the Financial Crimes Enforcement Network (FinCEN)
	•	§60501 of the Internal Revenue Code (IRC)- Requires reporting the receipt of more than $10,000 in cash received in one transaction or two or more related transactions to the Internal Revenue Service.
•

Office of Foreign Asset Control (OFAC) – Economic and trade sanctions imposed by the President and administered by OFAC. Generally prohibits specified transactions involving (1) particular jurisdictions or specially designated nationals (“Prohibited Persons”); and (2) requires the blocking of accounts and property of Prohibited Persons.

	•	OFAC Executive Order 13224 – Terrorism-related sanctions imposed by the President in response to September 11 attacks.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to anti-money laundering.

Preventative Control Activities:	•	Adviser does not receive, have custody (excluding when Adviser is deemed to have custody of a private fund by virtue of acting as both general partner or in a comparable capacity and as investment adviser of such fund), or participate in the transfer of client funds.[1]

	•	To the extent Adviser sponsors hedge funds or other private funds that have a financial interest in a bank, securities, or other financial account(s) in a foreign country, the appropriate entity or entities will report it to FinCEN.[2]

	•	Adviser’s client base is generally institutional investors with a low risk of appearing on an OFAC List(s). Additionally, before Adviser accepts any client, it is probable that the client would have been screened by the third party custodian and/or broker.[3]

	•	Adviser’s investment universe is generally publicly traded equity and debt securities whose issuer(s) Adviser believes have a low risk of appearing on an OFAC List(s).[4]

Detective Control Activities:	•	Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Best Execution - Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	•	Release Nos. IA-2204 - Requirement for policies and procedures including trading practices
	•	§206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

Policy:	Adviser will seek best overall execution for each client, which is a combination of price and execution, and will comply with applicable regulatory requirements.

Preventative Control Activities:	•	Trades are evaluated based upon the security’s specific issues and prevailing market conditions at the time the order is placed.[1]

	•	Best execution in all aspects is considered when using and continuing to use any broker.[2]

Detective Control Activities:	•	Adviser’s Best Execution Committee reviews transactions quarterly.[1]
	•	Periodic (at least annually) review by Compliance Department.[2]

Corrective Actions for Violations:	•	Escalate to senior management. [1]
	•	A broker producing poor executions will be terminated.[2]

Additional History or Background Notes:	Related Policies & Procedures: Broker Selection; Soft Dollar Arrangements

POLICY & PROCEDURES SUMMARY

Name of Policy	Best Execution – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 - Requirement for policies and procedures including trading practices
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

Policy:	Adviser will seek best overall execution for each client, which is a combination of price and execution, and will comply with applicable regulatory requirements.

Preventative Control Activities:	Over-The-Counter (OTC) Debt-Purchases
• Adviser’s investment team will independently determine the fair value of the debt.[1]

• Adviser will only consider purchase if the debt is fairly or cheaply priced and it is otherwise appropriate for a client portfolio.[2]

Over-The-Counter (OTC) Debt-Sales

• Adviser will compare any bids received from broker/dealers (“B/Ds”) to the fair value that it has independently determined.[3]

• Adviser will sell at the best bid that is equal to or greater than its independently determined fair value.[4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Broker Selection; Soft Dollar Arrangements

POLICY & PROCEDURES SUMMARY

Name of Policy	Broker Selection - Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	4/1/13

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 - Requirement for policies and procedures including trading practices

Policy:	Adviser will seek best overall execution for each client, which is a combination of price and execution, and will comply with applicable regulatory requirements.
Preventative Control Activities:

•       Adviser will consider factors which may be unique to each particular order.[1]

•       Adviser will consider any “client-specific” limitations placed on Adviser.[2]

•       Adviser will generally utilize “step-outs” for clients that direct brokerage, when feasable.[3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Best Execution; Soft Dollar Arrangements; Directed Brokerage

POLICY & PROCEDURES SUMMARY

Name of Policy	Broker Selection – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 - Requirement for policies and procedures including trading practices

Policy:	Adviser will seek best overall execution for each client, which is a combination of price and execution, and will comply with applicable regulatory requirements.

Preventative Control Activities:

Over-The-Counter (OTC) Debt-Purchases

•       Adviser’s investment team will independently determine the fair value of the debt.[1]

•       Adviser will only consider purchase if the debt is fairly or cheaply priced and it is otherwise appropriate for a client portfolio.[2]

Over-The-Counter (OTC) Debt-Sales

•       Adviser will compare any bids received from broker/dealers (“B/Ds”) to the fair value that it has independently determined.[3]

•       Adviser will sell at the best bid that is equal to or greater than its independently determined fair value.[4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Best Execution; Soft Dollar Arrangements

POLICY & PROCEDURES SUMMARY

Name of Policy	Calculation and Collection of Fees

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC
Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including assessment of fees • §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the calculation and collection of fees.
Preventative Control Activities:

•       Asset values are determined in accordance with the investment management agreement between Adviser and the client.[1]

•       Adviser maintains segregation of duties such that no one person has authorization, custody, record keeping, and reconciliation duties for transactions.[2]

•       All invoices are calculated by Adviser’s Accounting Department and an estimated calculation is produced by Adviser’s Portfolio Operations Department using Excel which the Accounting Department uses to perform a reasonability check.[3]

•       The collection of fees is done internally and is separate from the calculation and invoicing of fees.[4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Canada Anti-Spam Policy

Policy Tracking #

Date of Most Recent Review	7/1/2014

Date of Most Recent Revision	7/1/2014

Entities Affected	Earnest Partners LLC

Related Statute/Rule:	Canada’s Anti-Spam Legislation (“CASL”)

Policy:

The Adviser and its employees (collectively, “the Adviser”) may not send a commercial electronic message (“CEM”) to any individual or corporation located in Canada (“Canada Person”) unless one of the conditions noted below (“Conditions”) is met. CASL defines a CEM as a message that encourages participation in a commercial activity. This includes advertisements and information about promotions, offers, business opportunities, events, etc.

On all emails to a Canada Person, the Adviser must (1) include an unsubscribe mechanism and (2) clearly identify themselves and provide a way for the receiver to contact them. The unsubscribe mechanism must (a) take effect no more than 10 days after request is made, (b) be clearly and prominently displayed, and (c) have a link that is valid for 60 days. All of the steps set forth in this paragraph are hereafter referred to as the “Email Procedures”.

Conditions:

•       Express Consent Has Been Obtained

•       The Canada Person has provided affirmative consent to Adviser to continue to receive CEMs.

•       If seeking consent via email, the Email Procures must be followed.

•       Note that an email sent to obtain express consent is also considered a CEM, so the sender must obtain consent to send the email after July 1, 2014.

•       Implied Consent Exists

•       There is an existing business/non-business relationship between the Adviser and the Canada Person. This option is only available until July 1, 2017. The three-year period of implied consent will end if the Canada Person indicates that they no longer consent to receiving CEMs.

•       If a Canada Person has a conspicuously published electronic address (such as on a personal/company web page), and the CEM pertains to their business or role.

•       The Canada Person provides the Adviser with an electronic address (such as on a business card) and the CEM sent pertains to the business or role.

POLICY & PROCEDURES SUMMARY

•       Referral Exemption: A partial exemption will exist if a person known to the Adviser (“Agent”) refers a prospective client/contact (“Prospect”) to the Adviser by providing the Prospect’s electronic address information. The Agent must have an existing relationship with the Prospect. The Adviser can send a single message to the Prospect, as long as the Adviser has both provided the Prospect with the full name of the Agent and has followed the Email Procedures.

Preventative Control Activities:

•       Adviser’s Product Management Department will note in Protrak which Canada Person can/cannot receive CEMs based on the Conditions. All employees of the Adviser will refer to Protrak, or other client management system in place, prior to sending an email to a Canada Person.

•       The Email Procedures will be used for all emails sent to Canada Persons.

•       On a best efforts basis, the Adviser will utilize an automated process for the signature line used by the Adviser for Canada Persons to meet the Conditions.

•       The Adviser has established a unique mail box for all “unsubscribe” requests.

Detective Control Activities:	• The Compliance Department will review the Adviser’s use of CEMs on a quarterly basis.

Corrective Actions for Violations:	Escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Check Books, Bank Statements, and Reconciliations

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/08

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.

•       Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(4) - Requires advisers to make and keep true, accurate and current check books, bank statements, cancelled checks and cash reconciliations.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of check books, bank statements, cancelled checks and cash reconciliations.

Preventative Control Activities:

•       Adviser posts cash on a daily basis, reviews checking accounts on a weekly basis and reconciles its checking accounts with its internal financial accounting system on a monthly basis. [1]

•       The financial accounting system is password protected.[2]

•       The data is backed up daily and stored offsite.[3]

•       The check stock is stored in a locked cabinet.[4]

•       Adviser does not maintain signature plates or stamps.[5]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Chief Compliance Officer

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requires advisers registered under the IAA to designate a chief compliance officer to administer compliance policies and procedures and that he/she be competent and knowledgeable regarding the IAA with sufficient seniority and authority to compel others to adhere to those policies and procedures.

•       Investment Advisers Act (“IAA”) of 1940 Rule 206(4)-7 – Requires advisers registered under the IAA to designate a chief compliance officer to administer compliance policies and procedures

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the designation of a chief compliance officer.

Preventative Control Activities:

•       The Chief Compliance Officer (“CCO”) is responsible for the design, implementation and oversight of the compliance policies, procedures and internal controls of Adviser. [1]

•       The CCO reports directly to the Chief Executive Officer. [2]

Detective Control Activities:	None indicated

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Client Complaints

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	N/A

Policy:	Adviser will apply procedures reasonably designed to address client complaints in an appropriate manner.

Preventative Control Activities:

•       All complaints must be reported to the Chief Compliance Officer (“CCO”) and the General Counsel (“GC”). The CCO and the GC will maintain a log of the complaints.[1]

•       Adviser will determine if the nature of each complaint is operational or if it alleges a more serious violation?[2]

•       The CCO and the GC will head the investigation of each complaint with the assistance of outside counsel, as needed.[3]

•       The CEO, CCO, and GC and outside counsel will all be involved in the resolution of complaints, as needed.[4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Code of Ethics Records

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including creation and maintenance of required records

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)12 – Retention of codes, record of violations and remediation, and employee acknowledgements of receipt

• Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)13 – Retention of employee reports, access persons, and trade approvals

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to retention of code of ethics records.

Preventative Control Activities:	• Adviser will retain the following code of ethics records: 1. The code that is in effect, or within the past 5 years was in effect;[1]

2. Any violation and any action taken as a result;[1]

3. All written acknowledgments of receipt of the code and any amendments for each person who is, or within the past 5 years was, a supervised person of Adviser.[1]

4. Each holdings report and transactions report made by an access person, including any brokerage confirmations or statements in lieu of those reports;[1]

5. The names of persons who are, or within the past 5 years were, access persons of Adviser;[1]and

6.      Any decision and the reason, to approve the acquisition of securities by access persons in an initial public offering or limited offering, for at least 5 years after the end of the fiscal year in which the approval is granted.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies and Procedures: Insider Trading; Code of Ethics; Trading in Shares of Advised or Sub-Advised Mutual Funds; Restricted Lists

POLICY & PROCEDURES SUMMARY

Name of Policy	Code of Ethics

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	4/1/12

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including personal trading activities of supervised persons

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

• Investment Company Act (“ICA”) of 1940 Rule 17j-1 – Code of ethics

• Investment Advisers Act (“IAA”) of 1940 Rule 204A-1 - Code of ethics

• Release Nos. IA-2256 - Investment adviser codes of ethics

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to codes of ethics.

Preventative Control Activities:	• Adviser has adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 under the Investment Company Act (“ICA”) of 1940 and Rule 204A-1 under the Investment Advisers Act (“IAA”) of 1940. [1]

• Every employee of Adviser or of any company in a control relationship to Adviser or supervised person is an Access Person under the Code and the Trust Code (the “Codes”). [2]

• Access Persons are provided with the Codes and make written certifications at hiring and annually thereafter or whenever there is an amendment. [3]

• Access Persons are subject to certain transaction restrictions and transaction and holdings reporting requirements under the Codes. [4]

Detective Control Activities:	• Periodic (at least quarterly) review by Compliance Department. [1]

Corrective Actions for Violations:	• Adviser will impose any sanctions for a violation that it may deem appropriate under the circumstances. [1]

• Escalate to senior management. [2]

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Communications to 10 or More Unrelated Persons

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.

•       Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(11) - Requires advisers to make and keep true, accurate and current a copy of each notice, circular, advertisement, newspaper article, investment letter, bulletin or other communication circulated or distributed, directly or indirectly, to 10 or more unrelated persons, and if it recommends the purchase or sale of a specific security and omits the reasons, a memorandum indicating the reasons for the omission.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of relevant communications to 10 or more unrelated persons.

Preventative Control Activities:	• Adviser maintains physical and/or electronic copies of relevant communications to 10 or more unrelated persons. [1]

• Adviser does not recommend the purchase or sale of a specific security in of relevant communications to 10 or more unrelated persons. [2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Advertisements

POLICY & PROCEDURES SUMMARY

Name of Policy	Compliance Policies and Procedures Retention

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for compliance policies and procedures

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)17 – Retention requirements for compliance policies and procedures and annual review

• IAA of 1940 Rule 206(4)-7(a) - Requirement for compliance policies and procedures

• IAA of 1940 Rule 206(4)-7(b) - Requirement for compliance policies and procedures annual review

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to retention of compliance policies and procedures and annual review.

Preventative Control Activities:

•       Adviser will retain the following:

1.      A copy of the policies and procedures formulated pursuant to Rule 206(4)-7(a) under the IAA that are in effect, or at any time within the past 5 years were in effect,[1] and

2. Any records documenting the annual review of those policies and procedures conducted pursuant to Rule 206(4)-7(b) under the IAA.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Composite Inclusion Policy – Institutional Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including disclosures made to investors, clients, and regulators, and advertisements

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Advisers Act Rule 206(4)-1 – Definition of advertisement and prohibition on certain advertisements

•       SEC No-action Letter dated 10/28/86 re: Clover Capital Management – Performance advertising

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to creation and maintenance of composites.

Preventative Control Activities:

•       Generally, Adviser deems portfolios discretionary if it can exercise and implement investment decisions, subject to client-imposed guidelines, without 3rd party approval.[1]

•       Discretionary portfolios of like asset types and objectives will be included in at least 1 composite.[2]

•       Generally, portfolios are added to the appropriate composite(s) the month following the first full month Adviser gains discretionary authority.[3]

•       For certain composites, in the event of a Significant Contribution, Adviser will remove the portfolio from the composite until the month following the 1st full month after the contribution.[4]

•       For certain composites, in the event of a Significant cash Withdrawal within an existing portfolio, the portfolio is removed from the composite(s) in the month the cash is raised until the month after the cash is withdrawn. [5]

•       For composites with Significant cash flow policies, Adviser defines “Significant Contribution” as an additional investment of assets greater than 10% of the market value of the portfolio and a “Significant Withdrawal” as a withdrawal of assets greater than 10% of the market value of the portfolio.[6]

•       The absolute minimum for inclusion in a composite is $1.5 million. [7]

•       Portfolios with an initial value under $2.5 million ($5 million for certain composites) are considered non-discretionary and excluded from composites until they exceed $2.5 million ($5 million) for 3 consecutive months.[8]

•       Adviser defines “Firm” to include all assets managed with the exception of portfolios or advisory programs which are wrap fee programs.[9]

Detective Control Activities:	• Monthly review by Director of Portfolio Operations. [1] • Periodic (at least annually) review by outside service provider. [2] • Periodic (at least annually) review by Compliance Department. [3]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Composite Inclusion Policy – Institutional Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including disclosures made to investors, clients, and regulators, and advertisements

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Advisers Act Rule 206(4)-1 – Definition of advertisement and prohibition on certain advertisements

•       SEC No-action Letter dated 10/28/86 re: Clover Capital Management – Performance advertising

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to creation and maintenance of composites.

Preventative Control Activities:

New portfolios that have never been in a composite

•       The portfolio must be under management for a full month to be eligible.[1]

•       The portfolio must exceed $2.5 million to be eligible.[2]

•       For composites subject to an r2 test (“Fit test”), the portfolio must have an r2 with the appropriate composite of at least .80 measured as of the prior month- end. The Fit test is not applicable to certain composites.[3]

Existing portfolios that are in a composite with a Significant cash flow policy.

•       For certain composites, in the event of a Significant Contribution to an existing portfolio, Adviser will remove the portfolio from the composite until the month following the 1st full month after the contribution provided any applicable Fit test requirements are met.[4]

•       For certain composites, in the event of a Significant cash Withdrawal within an existing portfolio, the portfolio is removed from the composite(s) in the month the cash is raised until the month after the cash is withdrawn provided any applicable Fit test requirements are met. [4]

•       Adviser defines “Significant Contribution” as an investment of assets greater than 10% of the market value of the portfolio and a “Significant Withdrawal” as a withdrawal of assets greater than 10% of the market value of the portfolio.[5]

•       A portfolio without an external contribution of 10% with an r-square below .80 as of prior month-end is removed in the current month and reenters the month following an r-square of at least .80 for 2 consecutive month-ends.[6]

•       A portfolio under $2.5 million for 2 consecutive months is excluded until it exceeds $2.5 million for 3 consecutive months.[7]

•       The absolute minimum for inclusion in a composite is $1.5 million. [8]

Detective Control Activities:	• Monthly review by Director of Portfolio Operations. [9] • Periodic (at least annually) review by outside service provider. [10] • Periodic (at least annually) review by Compliance Department. [11]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Composite Inclusion Policy – Non-Institutional Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including disclosures made to investors, clients, and regulators, and advertisements

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Advisers Act Rule 206(4)-1 – Definition of advertisement and prohibition on certain advertisements

•       SEC No-action Letter dated 10/28/86 re: Clover Capital Management – Performance advertising

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to creation and maintenance of composites.

Preventative Control Activities:

•       The Global Investment Performance Standards (“GIPS®”) Guidance Statement for Wrap Fee/Separately Managed Account (SMA) Portfolios (the “Guidance Statement”) became effective January 1, 2006. In accordance with the Guidance Statement, Adviser defined its Institutional Division and Non- Institutional Division as Separate Firms for purposes of claiming compliance with GIPS, with only the Institutional Division claiming compliance with GIPS. [1]

•       The Non-Institutional Division currently consists of advisory programs under which a fee; not based directly upon transactions in a client’s account, is charged for investment advisory services and the execution of client transactions (i.e. wrap fee programs). [2]

•       The Non-Institutional Division’s performance for wrap (including model only) program sponsors generally consists of the following: [3]

•       Prior to January 1, 2006 (or the date the relevant Non-Institutional Division model portfolio was created, if later), performance is that of the relevant Institutional Division composite; and

•       From January 1, 2006 (or the date the relevant Non-Institutional Division model portfolio was created, if later) and forward, performance is that of the relevant Non-Institutional Division model portfolio.

Detective Control Activities:	• Monthly review by Director of Portfolio Operations. [4] • Periodic (at least annually) review by Compliance Department. [5]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Conflicts of Interest

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures addressing conflicts of interest

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Investment Company Act (“ICA”) of 1940 Rule 17j-1 – Code of ethics

•       Investment Advisers Act (“IAA”) of 1940 Rule 204A-1 - Code of ethics

•       Release Nos. IA-2256 - Investment adviser codes of ethics

•       Investment Advisers Act of 1940 (“Advisers Act”) Rule 206(4)-6 – Rules for proxy voting

•       Release Nos. IA-2204 - Requirement for policy and procedures

•       §28(e) of the Securities Exchange Act of 1934 (“Exchange Act”) – Safe harbor provisions for soft dollar commissions

•       ERISA Technical Release 86-1 – Soft dollar commission arrangements

•       Release No. 34-54165 - Interpretive release with respect to the scope of “brokerage and research services” and client commission arrangements under Section 28(e) of the Exchange Act.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to conflicts of interest.

Preventative Control Activities:

•       In order to minimize conflicts, potential conflicts, or the appearance of conflicts, Adviser has adopted the following:

1.      Adviser’s only business line is providing investment advisory services.[1]

2.      Gift and Entertainment Policy.[1]

3.      Code of Ethics and Insider Trading Policy.[1]

4.      Proxy Voting Policy.[1]

5.      Allocation of Investment Opportunities and Allocation of Aggregated Trades Policies.[1]

6.      Soft Dollar and Best Execution Policies.[1]

7.      Hedge Fund Management Policy.[1]

8.      Adviser does not engage in the following activities:

(a)    portfolio pumping,[1]

(b)    window dressing,[1]

(c)    use of affiliated brokers,[1]

(d)    directing brokerage other than at clients’ request,[1] and

(e)    agency cross transactions.[1]

Detective Control Activities:	• Refer to the Related Policies and Procedures.[1] • Periodic (at least annually) review by Compliance Department.[2]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Gift and Entertainment; Code of Ethics; Insider Trading; Proxy Voting; Allocation of Investment Opportunities; Allocation of Aggregated Trades; Soft Dollar; Best Execution; and Hedge Fund Management

POLICY & PROCEDURES SUMMARY

Name of Policy	Counterparty Monitoring - Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	N/A

Policy:	Adviser will apply procedures that are reasonably designed to monitor and manage its counterparty risk.

Preventative Control Activities:	• Generally, Adviser’s securities transactions will be settled delivery-versus- payment (“DVP”) or receive versus payment (“RVP”), as applicable, when these settlement procedures are available. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Counterparty Monitoring – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	N/A

Policy:	Adviser will apply procedures that are reasonably designed to monitor and manage its counterparty risk.

Preventative Control Activities:

•       Generally, Adviser’s securities transactions will be settled delivery-versus- payment (“DVP”) or receive versus payment (“RVP”), as applicable, when these settlement procedures are available. [1]

•       Adviser may seek to diversify the broker dealers used to execute securities transactions on any one day. [2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Credit Ratings

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	N/A

Policy:	Adviser will apply procedures that are reasonably designed to monitor and manage its credit risk.

Preventative Control Activities:

•      Adviser’s quality rating for each security conforms to S&P with two additional categories:

1.      “TSY” for Treasury Bonds, Notes and Bills; [1] and

2.        “AGY” for any security issued, guaranteed or insured by an agency of the US Government.[1]

•      When an S&P rating is not available, an alternative source is converted to BondEdge’s scale. The hierarchy of alternative rating agencies used is:[2]

1.      Moody’s,

2.      Fitch,

3.      NAIC, and

4.      other.

•      When ratings are shown for individual securities, agency securities with full faith and credit of the U.S. are shown as AGY, but when quality distributions are produced, Adviser puts them in a separate category between TSY and AGY. [3]

•      Adviser computes a quality rating for each of its composites by market value weighting the securities.[4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Cross Trading

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 - Requirement for policies and procedures including trading practices

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

•       Department of Labor Prohibited Transaction Exemption 2002–12 - Class Exemption for Cross-Trades of Securities by Index and Model-Driven Funds

•       Investment Company Act of 1940 Rule 17a-7 - Exemption of certain purchase or sale transactions between an investment company and certain affiliated persons

Policy:	Adviser will comply with applicable regulatory requirements with respect to the use of cross transactions.

Preventative Control Activities:	• Adviser does not engage in cross transactions. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Custody or Possession of Client Securities or Funds – Required Records

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including creation and maintenance of required records and safeguarding of client assets

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(b) - requires advisers with custody to maintain separate client accounts showing (1) purchases, sales, receipts, deliveries (including dates and prices) and other debits and credits; (2) confirmations; and (3) holdings and security location

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to creation and maintenance of custody-related records.

Preventative Control Activities:

•       Adviser will be deemed to have custody if it acts as both general partner and investment adviser to limited partnerships, managing member and investment adviser to limited liability companies, or in a comparable capacity and investment adviser to other private funds.[1]

•       Adviser will be deemed to have custody of client securities and funds if a client instructs Adviser to send advisory fee invoices directly to client’s custodian. [1]

•       Adviser maintains required books and records on its portfolio accounting system and/or utilizing a third party fund administrator(s), as applicable.[2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Custody

POLICY & PROCEDURES SUMMARY

Name of Policy	Custody

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/10

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including the safeguarding of client assets

•       Release No. IA-2176 - Custody of client funds or securities by investment advisers

•       Release No. IA-2968 - Custody of Funds or Securities of Clients by Investment Advisers

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Investment Advisers Act (“IAA”) of 1940 Rule 206(4)-2

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to custody of client assets.

Preventative Control Activities:	• Adviser has custody of client assets when it holds, “directly or indirectly, client funds/securities or has any authority to obtain possession of them” including:

1.      inadvertent receipt of client funds/securities; [1]

2.      deducting advisory fees or expenses directly from client’s account; or1

3.      acting as both general partner [“GP”] (managing member [“MM”]) and investment adviser to a limited partnership [“LP”] (limited liability company [“LLC”]). [1]

• Adviser will rely on the exclusion for inadvertent receipt of client funds/securities, by returning them to sender within 3 business days of receipt.[1]

Deducting Advisory Fees Directly From a Client’s Account

• When a client instructs Adviser to send advisory fee invoices directly to client’s custodian, Adviser is deemed to deduct advisory fees or expenses directly from client’s account.[2]

•       In instances where Adviser is deemed to deduct advisory fees or expenses directly from client’s account, Adviser must form a reasonable belief, after “due inquiry”, that the qualified custodian sends account statements directly to clients. Adviser’s “due inquiry” will include obtaining periodic written confirmation from the custodian(s) that account statements were sent. [2]

Acting as Both General Partner (Managing Member) and Investment Adviser

•       When Adviser has custody of client funds/securities, because it acts as both GP (MM) and investment adviser to an LP (LLC), Adviser will maintain them with a Qualified Custodian in client’s name or under Adviser’s name as agent of client.[3]

•       When Adviser acts as both GP (MM) or in a comparable capacity and as investment adviser to the respective LP (LLC) or other private fund and the pooled investment vehicle exemption (i.e. it’s audited by an accounting firm that is registered with the Public Company Accounting Oversight Board

POLICY & PROCEDURES SUMMARY

(PCAOB), etc.) is not available, Adviser will obtain an annual surprise examination of the pooled vehicle by a non-PCAOB accounting firm and form a reasonable belief, after “due inquiry”, that the qualified custodian sends account statements of the pooled vehicle to investors. Adviser’s “due inquiry” will include obtaining periodic written confirmation from the custodian(s) that account statements were sent.[4]

•       When Adviser acts as both GP (MM) or in a comparable capacity and as investment adviser to the respective LP (LLC) or other private fund and the pooled investment vehicle exemption (i.e. it’s audited by an accounting firm that is registered with the Public Company Accounting Oversight Board (PCAOB), etc.) is available, Adviser will distribute the audited financial statements to all limited partners (or members or other beneficial owners) within 120 days of fund’s fiscal year-end. Adviser will obtain a final audit upon liquidation of a pooled vehicle and distribute financial statements to investors promptly after completion of the audit. [5]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Department of Labor Form LM-10

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Labor-Management Reporting and Disclosure Act of 1959 (LMRDA) – requires disclosure of certain financial dealings with union officials

•       Office of Labor-Management Standards (OLMS) - FORM LM-10 — Employer Reports Frequently Asked Questions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the LMRDA.

Preventative Control Activities:

•       Adviser must file Department of Labor (DOL) Form LM-10 to disclose certain financial dealings with a union or union officials. [1]

•       Adviser will file Form LM-10, if required, within 90 days after its fiscal year end [2] and maintain related records for 5 years.[2]

Reporting Exemption for De Minimis Payments

•       Adviser may exclude “sporadic or occasional gifts, gratuities, or favors of insubstantial value, given under circumstances and terms unrelated to the recipients’ status in a labor organization” (the “de minimis exemption”).[3]

1.      The gift or gratuity must be “insubstantial.”

•       Gifts and gratuities with an aggregate value of $250 or less are insubstantial.[3]

•       If the aggregate value of multiple gifts or loans to a single union or union official exceeds $250 in a fiscal year, all of those transactions are reportable.[3]

•       Gifts or loans from multiple employees of Adviser are treated as originating from Adviser for the $250 threshold test.[3]

2.      The DOL deems numerous small gratuities not reportable, so long as the aggregate value per union or union official does not exceed $250.[3]

3.      In assessing whether a gratuity is unrelated to union status, the test is whether Adviser ordinarily provides such consideration to individuals in similar circumstances who are not union officials.[3]

•       Adviser applies procedures reasonably designed to capture and analyze relevant expenses for LM-10 reporting.[4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Refer to Appendix of Manual for the DOL’s Q&A document on filing requirements.

POLICY & PROCEDURES SUMMARY

Name of Policy	Directed Brokerage

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	4/1/13

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 - Requirement for policies and procedures including trading practices

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

•       ERISA Technical Release 86-1 – Directed commission arrangements

Policy:	Adviser will generally accept client directions to utilize a specific broker or dealer to execute transactions in the respective client’s account and will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to client directed brokerage.

Preventative Control Activities:

•       Adviser will generally utilize “step-outs” on equity transactions for clients that direct brokerage. [1]

•       Generally, transactions of clients that direct Adviser to utilize specific brokers but do not permit Adviser to utilize “step-outs” or Adviser is unable to utilize “step-outs,” may be executed after the transactions of clients that grant Adviser full discretion in the selection of brokers or that permit Adviser to utilize “step-outs,” but Adviser may execute transaction concurrently.

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Disaster Recovery Plan

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including business continuity plans

•       Investment Advisers Act of 1940 (“Advisers Act”) Rule 204-2 – Responsibilities of advisers to maintain books and records including a requirement to maintain electronic storage media “so as to reasonably safeguard them from loss, alteration, or destruction.”

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to its creation and maintenance of a business continuity plan.

Preventative Control Activities:

•       Adviser maintains a comprehensive disaster recovery plan that is stored in multiple offsite locations. [1]

•       A brief summary of the plan is as follows:

1.      Adviser maintains three office locations, and has a disaster recovery data center in Texas. In the event of a disaster, Adviser is equipped to run all of its operations from the unaffected offices and via the data center. [2]

2.      All servers are backed up nightly with tapes going offsite to IRON MOUNTIAN. Data on key Atlanta servers are real-timed synched with the corresponding server in the disaster recovery data center. [2]

3.      All servers at all locations have redundant disks in Raid 1, Raid 5, or Raid 10 configurations. In addition, they have hot swappable drives, memory, and redundant power supplies. In the event of a disaster to the data at all locations, the servers can be restored by tape. [2]

4.      To prevent system downtime due to a power failure in Atlanta, the servers are on uninterrupted power supplies (UPS). In addition, the Dallas data center has diesel generators along with the UPS attached to them. [2]

5.      In the event an office becomes uninhabitable, the disaster recovery data center would allow operations to continue via secure terminal services and VPN access by all users of Adviser. [2]

Detective Control Activities:	• Periodic review by Information Technology Department and Chief Operating Officer and/or designee. [1] • Periodic (at least annually) review by Compliance Department. [2]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Disclosure of Portfolio Holdings

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. 33-8408; IC-26418 - Disclosure of mutual fund portfolio holdings

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to disclosure of mutual fund portfolio holdings.

Preventative Control Activities:

•       Adviser will not disclose a client’s portfolio holdings to anyone other than the client and the client’s agents unless the client has instructed Adviser to do so and the client is not a mutual fund. [1]

•       Adviser may disclose its model portfolio holdings, subject to an approximately 30 day lag. [2]

•       Adviser’s employees sign confidentiality agreements covering their obligation to protect the confidentiality of clients’ portfolio holdings. [3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	E-Mail Monitoring and Retention

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including maintenance of required records.

•       Investment Advisers Act of 1940 (“Advisers Act”) Rule 204-2 – Responsibilities of advisers to maintain books and records including a requirement to maintain electronic storage media “so as to reasonably safeguard them from loss, alteration, or destruction.”

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to email.

Preventative Control Activities:	• Adviser is not legally required to monitor employees’ email.[1]
• Adviser uses Global Relay and SourceOne for email retention. [2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	ERISA §408(b)(2) – Reasonable Contract Fee Disclosure

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	4/1/13

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       §408(b)(2) of Employee Retirement Income Security Act of 1974 (“ERISA”) – provides an exemption from certain of the prohibited transaction provisions if: the service contract or arrangement is reasonable; the service contract or arrangement is necessary for the establishment or operation of the plan; and no more than reasonable compensation is paid for the services.

•       Final Rule under §408(b)(2) ERISA – provides the disclosures that must be furnished to plan fiduciaries in order for a contract or arrangement for plan services to be “reasonable” as required by ERISA §408(b)(2).

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to reasonable contract fee disclosure under ERISA.

Preventative Control Activities:

•       Adviser will disclose the following required information in writing to ERISA retirement plans (defined benefit and defined contribution) if (1) it enters into a contract with a plan, or (2) if it advises a “plan asset vehicle” in which plans invest:[1]

•       A description of the services to be provided to the plan;

•       A statement that Adviser will provide services to the plan (or a plan asset vehicle as an ERISA fiduciary;

•       A statement that Adviser will provide services to the plan as an adviser under the Investment Advisers Act;

•       A description of all direct compensation that Adviser reasonably expects to receive;

•       A description of all indirect compensation Adviser reasonably expects to receive, including:

•       Identification of the services;

•       Identification of the payer; and

•       A description of the arrangement.

•       A description of any compensation that will be paid among Adviser, an affiliate, and/or a subcontractor, if the compensation is set on a transaction basis or is charged directly against the plan’s investment, including:

•       Identification of the services, and

•       Identification of the payers and recipients of the compensation;

•       A description of any compensation that Adviser, an affiliate or a subcontractor reasonably expects to receive in connection with termination of the contract; and

•       A description of the manner which the compensation will be received.

•       If Adviser is an adviser to entities that are plan asset vehicles, the following information with respect to each entity:

POLICY & PROCEDURES SUMMARY

•       A description of any compensation that will be charged directly against the amount invested in connection with the acquisition, sale, transfer of, or withdrawal from the plan asset entity;

•       A description of the annual operating expenses if the return is not fixed; and

•       A description of any ongoing expenses in addition to annual operating expenses.

•       Adviser provided existing clients and investors in plan asset vehicles with the required disclosures prior to the July 1, 2012 effective date.[2]

•       Adviser will provide required disclosures to any new client and investors in plan asset vehicles “reasonably in advance” of the date that the contract or plan asset vehicle subscription agreement is entered into.[3]

•       Adviser will disclose changes in the required disclosures as soon as practicable, but not later than 60 days after Adviser is informed of the change.[4]

•       In the event Adviser makes an error or omission in the required disclosures, Adviser will disclose the correct information as soon as practicable, but not later than 30 days after the date Adviser knows of the error or omission.[5]

•       In the event a plan fiduciary requests required information from Adviser, Adviser will respond within 90 days.[6]

•       Adviser will disclose any additional information concerning compensation that is required in order for the plan to satisfy its reporting and disclosure obligations under ERISA. Adviser will provide the requested information reasonably in advance of the date that the plan states that it must comply with the reporting or disclosure requirement.[7]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[8]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Error Correction

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including trading practices • §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to assess and determine, consistent with applicable standards of care, client documentation, and regulatory requirements when reimbursement is due by it to a client because Adviser has committed an error.

Preventative Control Activities:	None indicated.

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:

•       Potential errors are to be reported promptly to the Compliance Department. [1]

•       A potential error is to be evaluated relative to all circumstances. [2]

•       An error is generally compensable from the Adviser to a client when it is a mistake (whether an action or inaction) in which the Adviser has, in the Adviser’s reasonable view, deviated from the applicable standard of care in managing the client’s assets, subject to materiality and other considerations set forth below. [2]

•       Consistent with the applicable standard of care, the Adviser’s policies and its investment management agreements generally do not require perfect implementation of investment management decisions, trading, processing or other functions performed by the Adviser or its affiliates. Therefore, not all mistakes will be considered compensable errors. Imperfections, including without limitation, imperfection in the implementation of investments, execution, cash flow, rebalancing, processing instructions or facilitation of securities settlement; imperfection in processing corporate actions; or imperfection in the generation of cash or holdings reports resulting in trade decisions, are generally not considered by the Adviser to be violations of standards of care regardless of whether implemented through programs, models, tools or otherwise. As a result, such imperfections, including, without limitation, mistakes in amount, timing or direction of a trade, are generally not compensable errors.

•       Mistakes may result in gains as well as losses. The Adviser may determine that trading and other mistakes will be treated as being for a client’s account (i.e., clients will bear the loss or benefit from the gain). In certain circumstances, however, the Adviser may determine that it is appropriate to reallocate or remove gains from the client’s account that are the result of a mistake.

POLICY & PROCEDURES SUMMARY

•       The Adviser makes its determinations pursuant to its error policies on a case-by-case basis, in its discretion, based on factors it considers reasonable. Relevant facts and circumstances the Adviser may consider include, among others, the nature of the service being provided at the time of the mistake, specific applicable contractual and legal restrictions and standards of care, whether a client’s investment objective was contravened, the nature of a client’s investment program, whether a contractual guideline was violated, the nature and materiality of the relevant circumstances, and, if a compensable error occurred, the materiality of the resulting losses. The determination by the Adviser to treat (or not to treat) a mistake as a compensable error, and any calculation of compensation in respect thereof for any one fund or account sponsored, managed or advised by the Adviser may differ from the determination and calculation made by the Adviser in respect of one or more other funds or accounts in respect of which the same or a similar mistake occurred.

•       When the Adviser determines that reimbursement by the Adviser is appropriate, the client will be compensated as determined in good faith by the Adviser. The Adviser will determine the amount to be reimbursed, if any, based on what it considers reasonable guidelines regarding these matters in light of all of the facts and circumstances related to an error. In general, compensation is expected to be limited to direct and actual losses, which may be calculated relative to comparable conforming investments, market factors and benchmarks and with reference to other factors the Adviser considers relevant. Compensation generally will not include any amounts or measures that the Adviser determines are speculative or uncertain, including potential opportunity losses resulting from delayed investment or sale as a result of correcting an error or other forms of consequential or indirect losses. In calculating any reimbursement amount, the Adviser generally will not consider tax implications for, or the tax status of, any affected client. The Adviser expects that, subject to its discretion, losses will be netted with an account’s gains arising from errors and will not exceed amounts in relation to an appropriate replacement investment, benchmark or other relevant product returns. Losses may also be capped at the value of the actual loss, particularly when the outcome of a differing investment would in the Adviser’s view be speculative or uncertain or in light of reasonable equitable considerations. As a result, error compensation is expected to be limited to the lesser of actual losses or losses in relation to comparables. Furthermore, the Adviser expects to follow a materiality policy with respect to client accounts. Therefore, in certain circumstances, mistakes that result in losses below a threshold will not be compensable.

•       The Adviser may also consider whether it is possible to adequately address a mistake through cancellation, correction, reallocation of losses and gains or other means.

•       In general it is the Adviser’s policy to notify clients of errors corrected post settlement that violate a client guideline and certain errors that result in a loss. Generally, the Adviser will not notify clients of non- compensable mistakes. In addition, separate account clients will not be notified of other errors or of errors that result in losses of less than

POLICY & PROCEDURES SUMMARY

$1,000. Investors in a pooled investment vehicle will generally not be notified of the occurrence of an error or the resolution thereof. More information about correction of and compensation for errors may be set forth in the prospectuses or other relevant offering documents of the Adviser’s pooled investment vehicles. The Adviser may at any time, in its sole discretion and without notice to clients or investors, amend or supplement its error and error correction policies.

•       Adviser determines cause of error, documents on Trading Error Form, and if necessary, implements procedures to prevent future errors. [2]

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Evidences of Discretionary Authority

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.

•       Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(9) - Requires advisers to make and keep true, accurate and current powers of attorney and other evidences granting discretionary authority.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of powers of attorney and other evidences granting discretionary authority.

Preventative Control Activities:	• The grant of discretion to Adviser is evidenced in the investment management agreement between Adviser and each client.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Executive Summary

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Compliance Program Overview:

•       Adviser has a Chief Compliance Officer (“CCO”) responsible for design, implementation and oversight of Adviser’s compliance policies, procedures and internal controls (“P&P”).

1.      The CCO reports to the Chief Executive Officer

•       Adviser has written P&P reasonably designed to prevent violation of applicable Federal Securities Laws by Adviser or its supervised persons.

1.      Federal Securities Laws means:

i.       Securities Act of 1933,

ii.      Securities Exchange Act of 1934,

iii.    Sarbanes-Oxley Act of 2002,

iv.     Investment Company Act of 1940,

v.      Investment Advisers Act of 1940,

vi.     Title V of Gramm-Leach-Bliley Act,

vii.   SEC rules under these statutes,

viii.  Bank Secrecy Act and related SEC or Treasury Department rules.

•       Adviser’s P&P take into consideration its operations.

1.      The P&P are designed to prevent violations, to detect violations that have occurred, and to correct promptly any violations that have occurred.

2.      Adviser will maintain copies of P&P that are in effect or were in effect at any time during the last 5 years such that Adviser can indicate the version of P&P in effect as of a given date.

•       The CCO will review Adviser’s P&P at least annually for adequacy and effectiveness of implementation.

1.      The review will include compliance matters during the previous year, changes in business activities, and changes in the Advisers Act or applicable regulations.

2.      The CCO will also oversee interim reviews in response to significant compliance events, changes in business arrangements, and regulatory developments.

3.      Adviser will maintain any records documenting its review or interim review.

•       The Adviser’s Compliance Department will maintain a distribution list to facilitate the delivery of revisions to Adviser’s P&P (or summaries thereof, as applicable).

POLICY & PROCEDURES SUMMARY

Name of Policy	Fair Value Pricing - Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Company Act Rule 38a-1 – Determining the fair value of a security held by a mutual fund when a market quotation for that security is not readily available

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to fair valuing a security when a market quotation for that security is not readily available.

Preventative Control Activities:

•       Securities for which reliable market quotations are not available or which does not represent fair value (“Fair Value Securities”), shall be valued by Adviser’s Valuation Committee in consultation with, as applicable, portfolio managers, traders, research and credit analysts and legal and compliance personnel (collectively “Fair Value Committee”). [1]

•       A record will be kept of when the Fair Value Committee meets, those members present, and the matters approved by the Fair Value Committee. [1]

•       Fair value pricing may be based on various security, issuer, and market specific factors in the Valuation Committee’s sole judgment. [2]

•       Adviser may obtain prices provided by pricing agents to fair value foreign securities. [3]

•       Adviser will abide by the respective mutual fund’s fair value pricing policy and procedures upon request. [4]

Detective Control	• Periodic (at least annually) review by Compliance Department.
Activities:

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Fair Value Pricing – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Company Act Rule 38a-1 – Determining the fair value of a security held by a mutual fund when a market quotation for that security is not readily available

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to fair valuing a security when a market quotation for that security is not readily available.

Preventative Control Activities:

•       Securities for which reliable market quotations are not available or which does not represent fair value (“Fair Value Securities”), shall be valued by Adviser’s Valuation Committee in consultation with, as applicable, portfolio managers, traders, research and credit analysts and legal and compliance personnel (collectively “Fair Value Committee”). [1]

•       A record will be kept of when the Fair Value Committee meets, those members present, and the matters approved by the Fair Value Committee. [1]

•       Fair value pricing may be based on various security, issuer, and market specific factors in the Valuation Committee’s sole judgment. [2]

•       Adviser may obtain prices provided by pricing agents to fair value foreign securities. [3]

•       Adviser will abide by the respective mutual fund’s fair value pricing policy and procedures upon request. [4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Fiduciary Bonding

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• §412(a) Employee Retirement Income Security Act of 1974 (“ERISA”) – Fidelity bonding of fiduciaries of employee benefit plans

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to fidelity bonding of fiduciaries of employee benefit plans.

Preventative Control Activities:	• Adviser will obtain fidelity bonds which meets the requirements of §412(a) of ERISA for ERISA client accounts and for Non-ERISA client accounts if contractually obligated to do so. [1]

Detective Control	• Periodic (at least annually) review by Compliance Department. [1]
Activities:

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Foreign Corrupt Practices Act

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/10

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Foreign Corrupt Practices Act (the “FCPA”)

Policy:	Adviser will apply procedures reasonably designed to prevent violation of the applicable requirements of the FCPA.

Preventative Control Activities:

•       Adviser will not make payments to foreign (i.e. non-U.S.) government officials for the purpose of obtaining or retaining business whether in the form of cash, gifts, entertainment, travel expenses, charitable contributions, or otherwise. [1]

•       Definition - “foreign official” includes (1), regardless of rank, any officer, employee, or agent of any government entity or agency, including state-owned or state-controlled companies, and (2) any member of a royal family. [1]

•       Adviser may incur expenses that are reasonable and directly related to a bona fide business purpose. [2]

•       Adviser may incur bona fide expenses that are directly related to the promotion, demonstration, or explanation of products or services, or to the execution or performance of a contract. [2]

•       Adviser will not incur travel and entertainment expenses that may have the appearance of a corrupt purpose (e.g. lavish or overly frequent expenses, provision of cash, or expenses incurred for an official’s relatives). [2]

•       When engaging third parties such as agents, consultants, finders, distributors, and joint venture partners, Adviser will conduct due diligence to confirm that the third party itself is not a government official and also to confirm that there is no reason to believe that the third party will engage in corrupt activity. [3]

•       In addition to due diligence, Adviser will seek to include FCPA representations and warranties in contracts with agents and other third parties. [4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	• Escalate to senior management. • Upon discovering a violation of its FCPA policies and procedures, Adviser will impose any sanctions that it may deem appropriate under the circumstances.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Foreign Shareholder Disclosure Requirements

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Varies by foreign country

Policy:	Adviser will apply procedures reasonably designed to prevent violation of any country’s applicable foreign shareholder disclosure requirements.

Preventative Control Activities:

Initial Filings and Amendments

•       Adviser will comply with applicable foreign shareholder disclosure requirement.[1]

•       The percentage(s) at which points Adviser must report, the timeframes for reporting, and the reporting process all vary by country.[2]

•       Adviser’s Compliance Department and Legal Department use a third-party research provider and outside legal counsel, as applicable, to facilitate the researching, filing and disseminating of disclosures.[3]

•       Adviser’s Compliance Department and Legal Department use the Adviser’s investment accounting system (Geneva) and the investment guideline compliance system (Charles River) to facilitate monitoring disclosure thresholds.[4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Form 13F

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including the accuracy of disclosures made to investors, clients, and regulators

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Securities Exchange Act of 1934 (the “Exchange Act”) Rule 13(f)-1 – Requires advisers to file Form 13F

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to filing Form 13F.

Preventative Control Activities:

•       Adviser will file Form 13F within 45 days after the last day of each calendar quarter.[1]

•       Adviser generates a Form 13F file/report on Adviser’s investment accounting software. The file/report is transmitted to the SEC via the EDGAR system.[2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Form 13H

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	4/1/12

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including the accuracy of disclosures made to investors, clients, and regulators

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Securities Exchange Act of 1934 (the “Exchange Act”) Rule 13h-1 – Requires advisers who are “large traders” to file Form 13H

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to filing Form 13H.

Preventative Control Activities:

•       Adviser qualifies as a large trader and has filed its initial Form 13H with the Commission.[1]

•       The SEC has assigned and issued a large trader identification number (“LTID”) to Adviser. Adviser must disclose its LTID and each account to which it applies to the registered broker-dealers effecting transactions on its behalf. Adviser does not have to provide its LTID to its bond broker-dealers or list bond broker-dealers on Form 13H if the broker-dealers do not have the ability to effect transactions in NMS securities. If requested, Adviser must also promptly provide additional descriptive or clarifying information to the SEC that would allow it to further identify Adviser and all accounts through which Adviser effects transactions.[2]

•       An amendment to Form 13H will be filed promptly (within 10 days) following the end of a calendar quarter when there are any changes to the form.[3]

•       Adviser will file an annual amendment to Form 13H within 45 days after the end of the calendar year even if there are no changes to the form (i.e. Adviser did not file a quarterly amendment within 10 days after the 4th quarter).[4]

•       Adviser’s Compliance Department files Form 13F with the SEC via the EDGAR system.[5]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[6]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Form ADV Delivery

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(14) - Requires advisers to make and keep true, accurate and current each brochure and brochure supplement, and each amendment or revision to the brochure and brochure supplement, any summary of material changes not contained in the brochure; and a record of the dates that each brochure and brochure supplement, each amendment or revision, and each summary of material changes not contained in a brochure was given to any client or to any prospective client who subsequently becomes a client.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of Form ADV Part 2.

Preventative Control Activities:

•       Adviser records the date of initial delivery of Form ADV Part 2 to each client via the investment management agreement with the client.[1]

•       Adviser documents delivery of amendments or revisions of its Form ADV Part 2 via a log.[2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Form ADV

POLICY & PROCEDURES SUMMARY

Name of Policy	Form ADV

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including disclosures made to investors, clients, and regulators

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-3

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to Form ADV.

Preventative Control Activities:

Filing and Amendments

•       Adviser will file Form ADV and pay the applicable fees via the IARD system. [1]

•       Adviser will file an annual updating amendment to Form ADV within 90 days after December 31. [2]

•       Adviser will file an other-than-annual amendment to Form ADV Part 1 promptly if:

1.      responses to Items 1, 3, 9, or 11 of Part 1A or Items 1, 2.A. through 2.F., or 2.I. of Part 1B become inaccurate in any way; [3]

2.      responses to Items 4, 8, or 10 of Part 1A or Item 2.G. of Part 1B become materially inaccurate;[3] or

3.      it becomes materially inaccurate.[3]

•       Adviser must file an other-than-annual amendment to Form ADV Part 2A promptly whenever any information in the brochure becomes materially inaccurate. [4]

•       Adviser will notice file and pay applicable fees via the IARD system in states where it does business, unless it is exempted under a state’s de minimis provision. [5]

Delivery Requirements

Initial Delivery

•       Form ADV Part 2A must be furnished to the client or prospective client before or at the time of entering into an advisory agreement and Part 2B for a supervised person must be delivered before or at the time that supervised person begins to provide advisory services to that client.[6]

•       Adviser will document initial delivery of Form ADV Part 2 for each institutional client via the investment management agreement with the client. [6]

•       Adviser will make every effort to negotiate the contract with each wrap program sponsor, such that each sponsor undertakes the obligation for the initial Form ADV Part 2A and Part 2B delivery. [7]

POLICY & PROCEDURES SUMMARY

Annual Delivery

•       With respect to Part 2A, Adviser is required annually to (1) deliver, within 120 days of fiscal year end, to each client an updated brochure that includes a summary of material changes or is accompanied by a summary of material changes or (2) deliver to each client a summary of material changes that includes an offer to provide a copy of the updated brochure and information on how the client may obtain the brochure.[8]

•       With respect to Part 2B, Adviser is required to deliver an updated supplement if there is a material change to disciplinary history for an individual.[9]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Form ADV Delivery

POLICY & PROCEDURES SUMMARY

Name of Policy	Form PF
Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	4/1/13

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including the accuracy of disclosures made to investors, clients, and regulators

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Release No. IA-3308 – Requires reporting by investment advisers to private funds and certain commodity pool operators and commodity trading advisors on Form PF

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to filing Form PF.

Preventative Control Activities:

•       SEC-registered advisers with at least $150 million in private fund assets under management as of the last day of their most recently completed fiscal year must file Form PF.

•       A private fund is any issuer that would be an investment company as defined in section 3 of the Investment Company Act of 1940 but for section 3(c)(1) or 3(c)(7) of that Act.

•       Private fund advisers are divided by size into two broad groups - large private fund advisers and small private fund advisers. The amount of information reported and the frequency of reporting depends on the group to which an adviser belongs.

•       Large private fund advisers are:

•       advisers with at least $1.5 billion in assets under management attributable to hedge funds (as defined) [they must file Form PF to update information within 60 days of the end of each fiscal quarter];

•       liquidity fund advisers with at least $1 billion in combined assets under management attributable to liquidity funds (as defined) and registered money market funds [they must file Form PF to update information within 15 days of the end of each fiscal quarter]; or

•       advisers with at least $2 billion in assets under management attributable to private equity funds (as defined) [they must file Form PF annually within 120 days of the end of the fiscal year].

•       All other private fund advisers are considered small private fund advisers.

•       Adviser is a small private fund adviser not advising hedge funds, liquidity funds, registered money market funds, or private equity funds and as such must file Form PF (Sections 1a and 1b only) once a year through the Form PF filing system on the Investment Adviser Registration Depository website, within 120 days of the end of Adviser’s fiscal year (12/31).[1]

•       Adviser’s Compliance Department files Form PF with the SEC within 120 days of the end of Adviser’s fiscal year (12/31) via the Form PF filing system on the Investment Adviser Registration Depository website.[2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[3]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	General and Auxiliary Ledgers

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC
Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.

•       Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(2) - Requires advisers to make and keep true, accurate and current general and auxiliary ledgers for assets, liabilities, reserves, capital, income and expenses.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of general and auxiliary ledgers for assets, liabilities, reserves, capital, income and expenses.
Preventative Control Activities:

•       Adviser’s internal financial accounting system enables “making and keeping true, accurate and current general and auxiliary ledgers”. [1]

•       The financial accounting system is password protected. [2]

•       The data is backed up daily and stored offsite. [3]

Detective Control	• Periodic (at least annually) review by Compliance Department. [1]
Activities:

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Gifts and Entertainment

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/08

Entities Affected	Earnest Partners LLC
Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including personal trading activities of supervised persons

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Release Nos. IA-2256 - Investment adviser codes of ethics

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to giving and receiving gifts and entertainment.
Preventative Control Activities:

•       No employee may accept any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of a client. [1]

•       Adviser’s employees are subject to the following restrictions and guidelines with respect to business related gifts and entertainment:

Gifts:

1.      An employee may not retain a gift or make a gift valued at approximately $100 or more without written approval of the CEO. [2]

2.      Employees may not give or receive any gift of cash or that is substantially the same as cash. [2]

3.      Generally, a gift from Adviser should bear Adviser’s name so that it is easily recognizable as advertising. [2]

4.      Gifts should not be given in connection with the acquisition of a new client. [2]

Entertainment:

1.      Employees must use professional judgment, subject to review by his or her supervisor, in entertaining and in being entertained. [3]

2.      Provided that the employee and business associate both attend,[6] an employee may accept from or provide to, a business associate:

i.       an occasional meal or entertainment, that is not so frequent, so costly, nor so extensive as to raise any question of impropriety; [3] or

ii.      a meal, reception or cocktail party in conjunction with a bona fide business meeting. [3]

3.      If the employee and business associate are not both present, the entertainment should be deemed a gift, subject to the foregoing financial and reporting requirements. [3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	• Adviser will impose any sanctions for a violation that it may deem appropriate under the circumstances.[1] • Escalate to senior management. [2]
Additional History or
Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Global Investment Performance Standards (“GIPS®”)

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including the accuracy of disclosures made to investors, clients, and regulators

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to a claim of compliance with GIPS®.
Preventative Control Activities:

•       Adviser maintains a separate GIPS® Policies and Procedures manual.[1]

•       Adviser engages an independent 3rd party service provider to perform a firm- wide Verification and a Performance Examination on selected composites.[2]

•       Adviser participates in GIPS® continuing education.[3]

Detective Control Activities:	• Periodic review by independent 3rd party service provider.[1] • Periodic (at least annually) review by Compliance Department.[2]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Investment Company Act - Rule 10f-3

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Company Act of 1940 Rule 10f-3 - Exemption for the acquisition of securities during the existence of an underwriting or selling syndicate

Policy:	Adviser will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to purchase transactions between an investment company and affiliated underwriting or selling syndicates.
Preventative Control Activities:

•       Adviser’s portfolio strategies typically do not utilize securities acquired from an underwriting or selling syndicate. [1]

•       Adviser’s compliance system (Charles River) incorporates rules restricting transactions in IPOs, Secondary Offerings, or Private Placements and Adviser’s trading desk has standing instructions to contact the CCO prior to participating in an IPO, Secondary Offering, or Private Placement. [2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Investment Company Act - Rule 12b-1(h) - Equity
Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Company Act of 1940 Rule 12b-1(h) – Directing a mutual fund’s brokerage to brokers that sell the mutual fund’s shares.

Policy:	Adviser will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to directing a mutual fund’s brokerage to brokers that sell the mutual fund’s shares.

Preventative Control Activities:

•       Adviser will seek best overall execution for each client trade. [1]

•       Adviser will not consider a broker’s promotion or sale of registered investment company shares when selecting a broker. [2]

•       Adviser will not enter into any agreement under which Adviser directs, or is expected to direct, securities transactions or remuneration in consideration for the promotion or sale of registered investment company shares. [3]

Detective Control Activities:	• Adviser’s Best Execution Committee reviews transactions quarterly. [1] • Periodic (at least annually) review by Compliance Department. [2]

Corrective Actions for Violations:	• Escalate to senior management. • A broker producing poor executions will be terminated.
Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Investment Company Act - Rule 12b-1(h) – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/08

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Company Act of 1940 Rule 12b-1(h) – Directing a mutual fund’s brokerage to brokers that sell the mutual fund’s shares.

Policy:	Adviser will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to directing a mutual fund’s brokerage to brokers that sell the mutual fund’s shares.
Preventative Control Activities:

•       Adviser will seek best overall execution for each client trade. [1]

•       Adviser will not consider a broker’s promotion or sale of registered investment company shares when selecting a broker. [2]

•       Adviser will not enter into any agreement under which Adviser directs, or is expected to direct, securities transactions or remuneration in consideration for the promotion or sale of registered investment company shares. [3]

Detective Control Activities:	• Adviser’s Best Execution Committee reviews transactions quarterly. [1] • Periodic (at least annually) review by Compliance Department. [2]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Investment Company Act - Rule 12d3-1

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Investment Company Act of 1940 Rule 12d3-1 - Exemption for a registered investment company’s acquisition of securities issued by a broker, a dealer, an underwriter, an investment adviser registered under the Advisers Act, or an investment adviser to a registered investment company.

Policy:	Adviser will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to a registered investment company’s acquisition of securities issued by a broker, a dealer, an underwriter, an investment adviser registered under the Advisers Act, or an investment adviser to a registered investment company.

Preventative Control Activities:

•       For equity funds, Adviser will place restrictions in its portfolio compliance system to: [1]

1.      limit ownership of any issuer in the diversified financials industry group to 4.99% of total assets of the fund; and

2.      limit ownership, by the fund, of any class of an issuer’s securities in the diversified financials industry group to 4.99% of the outstanding shares of that class of security.

•       For fixed income funds, Adviser will place restrictions in its portfolio compliance system to limit ownership of any issuer to 5% of total assets of the fund; [2]

•       For fixed income funds, Adviser will monitor ownership of financial sector securities such that Adviser does not own more than 10% of the outstanding principal amount of an issuer’s debt securities in a fund. [3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Investment Company Act - Rule 17a-7

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Company Act of 1940 Rule 17a-7 - Exemption of certain purchase or sale transactions between an investment company and certain affiliated persons

Policy:	Adviser will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to purchase or sale transactions between an investment company and its affiliates.

Preventative Control Activities:	• Adviser does not engage in 17a-7 transactions. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Investment Company Act - Rule 17e-1

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Company Act of 1940 Rule 17e-1 – Transactions using affiliated brokers

Policy:	Adviser will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to purchase or sale transactions for an investment company using an affiliated broker.

Preventative Control Activities:	• Adviser does not have an affiliated broker.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]
Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Investment Company Act - Section 18(f)1

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/07

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• §18(f)-1 of Investment Company Act of 1940 – Issuance of senior securities.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the issuance of senior securities.

Preventative Control Activities:	• Adviser does not issue securities.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Illiquid Securities

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• §22(e) of Investment Company Act of 1940 – Redeeming investment company securities within 7 days after tender.

Policy:	Adviser will apply procedures reasonably designed to monitor illiquidity of portfolio securities and comply with applicable regulatory requirements.

Preventative Control Activities:	• Adviser may consider, among other things, trading volume, the market, and the market participants. [1]
• Adviser will document its illiquidity determination and take necessary action to comply with portfolio illiquidity percentage limitations. [2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Insider Trading

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/08

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including personal trading activities of supervised persons
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions
• Investment Company Act (“ICA”) of 1940 Rule 17j-1 – Code of ethics
• Investment Advisers Act (“IAA”) of 1940 Rule 204A-1 - Code of ethics

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to personal trading activities of supervised persons of Adviser.

Preventative Control Activities:	• All officers, members, partners, and employees (“Related Persons”) of Adviser are prohibited from trading on or communicating material non-public information to others in violation of the law. [1]
1. In the event a Related Person believes he/she has or may have come into possession of material, non-public information he/she is required to immediately contact the Compliance Department.[1]
2. Such Related Person is prohibited from communicating the information received inside or outside Adviser other than to the Compliance Department.[1]

3.      If the information is determined to be subject to the insider trading prohibitions, the Compliance Department will instruct such Related Person to continue the prohibition against trading and communication, or if it is not, such Related Person may be permitted to trade and communicate the information.[1]

• Any information determined to be material and non-public is required to be secured (e.g. sealing files, restricting access to computer files, etc.).[1]
• Related Persons must obtain prior written approval for any Initial Public Offering or Private Placement. [2]
• If a security is owned or currently under consideration by the investment committee it is restricted (“Restricted Security”). [3]
• Related Persons may generally trade in a Restricted Security with prior written approval, [4] subject to the following limitations:
1. Market capitalization greater than $1.0 billion - 5,000 shares or fewer may be traded and must be held for at least 30 days; [4]
2. Mutual fund Adviser advises or sub-advises - must be held for at least 30 days; [4]
3. Bond issues of at least $25 million in amounts of up to $100 thousand per month. [4]
4. All others - Adviser has not traded within the last 7 days and is not expected to trade in the next 7 days. [4]

POLICY & PROCEDURES SUMMARY

Detective Control Activities:

•       Related Persons report their personal securities transactions to Chief Compliance Officer (“CCO”) quarterly. [1]

•       Related Persons instruct their brokers to send duplicate confirmations for transactions to CCO. [2]

• Periodic (at least quarterly) review by Compliance Department. [3]

Corrective Actions for Violations:	• If a Related Person trades a restricted security contrary to Adviser’s policy, the Related Person must reverse trade, disgorge any gain to charity and file notice of the contribution with CCO. [1]
• Adviser will impose any sanctions for a violation that it may deem appropriate under the circumstances. [2]
• Escalate to senior management. [3]

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Journals of Original Entry

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.
• Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions
• Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(1) - Requires advisers to make and keep true, accurate and current journal(s) of original entry for ledger entries.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of journals of original entry for ledger entries.

Preventative Control Activities:	• Adviser’s internal financial accounting system enables “making and keeping true, accurate and current journal(s) of original entry”. [1]
• The financial accounting system is password protected. [2]
• The data is backed up daily and stored offsite. [3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Media Relations

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	N/A

Policy:	Adviser’s employees will not respond to media inquiries, including contact by editors, reporters, writers from any publication, television, radio, or otherwise. All media inquiries will be referred to Adviser’s CEO and/or Chief Compliance Officer and/or General Counsel.

Preventative Control Activities:	None indicated, see policy.[1]

Detective Control Activities:	None indicated. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Original Written Communications

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.
• Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(7) - Requires advisers to make and keep true, accurate and current written communications relating to (a) recommendations and advice, (b) receipt, disbursement or delivery of funds or securities, or (c) the placing or execution of orders to purchase or sell securities.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of written communications relating to (a) recommendations and advice, (b) receipt, disbursement or delivery of funds or securities, or (c) the placing or execution of orders to purchase or sell securities.

Preventative Control Activities:	• Adviser maintains necessary written communications with respect to securities recommendations and advice. [1]
• Adviser maintains necessary written communications with respect to the receipt, disbursement or delivery of funds or securities. [2]
• Adviser maintains necessary written communications with respect to the placing or execution of orders to purchase or sell securities. [3]
Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Trade Tickets

POLICY & PROCEDURES SUMMARY

Name of Policy	Outside Directorships

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including personal trading activities of supervised persons
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions
• Release Nos. IA-2256 - Investment adviser codes of ethics

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to serving on the board of directors of a publicly traded company.

Preventative Control Activities:	• No Access Person may serve on a public company’s board of directors without prior written authorization of Adviser’s CEO. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Paid or Unpaid Bills or Statements

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.
• Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions
• Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(5) - Requires advisers to make and keep true, accurate and current copies of paid or unpaid bills or statements.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of copies of paid or unpaid bills or statements.

Preventative Control Activities:	• Adviser maintains copies of paid or unpaid bills or statements in accordance with its record retention policies. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Pay-to-Play Restrictions – Political Contributions

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release No. IA-3043 - Political Contributions by Certain Investment Advisers
• Investment Advisers Act of 1940 (“Advisers Act”) Rule 206(4)-5 - Political Contributions by Certain Investment Advisers

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to pay-to-play political contribution restrictions.

Preventative Control Activities:	Restrictions

•       It is unlawful to provide investment advisory services for compensation to a government entity within 2 years after a contribution to an official of the government entity is made by Adviser or any covered associate of Adviser (including a person who becomes a covered associate within two years after the contribution is made).

• All employees of Adviser are generally designated as Covered Associates.
• De minimis exception - Covered Associates may make direct contributions to officials which in the aggregate do not exceed $99.00 to any one official, per election.

•       Exception for certain new covered associates - Contributions made by a natural person more than six months prior to becoming a covered associate unless the person, after becoming a covered associate, solicits clients on behalf of Adviser.

•       Payment to Solicit - It is unlawful to provide or agree to provide, directly or indirectly, payment to any person to solicit a government entity for investment advisory services on behalf of Adviser unless the person is a regulated person (i.e. SEC registered investment adviser, broker or dealer, or municipal adviser) or is an executive officer, general partner, managing member (or person with a similar status or function), or employee of Adviser.

• Coordinating or Soliciting Political Contributions - It is unlawful to coordinate, or to solicit any person or political action committee (“PAC”) to make, any:
• Contribution to an official of a government entity to which Adviser is providing or seeking to provide investment advisory services;
• Payment to a political party of a State or locality where Adviser is providing or seeking to provide investment advisory services to a government entity.

•       Other than contributions made pursuant to the de minimis exception, Adviser and Covered Associates of Adviser generally may not (1) make any direct or indirect contribution or payment to an official of a government entity, a political party, or a PAC, or (2) coordinate or solicit any person or PAC to make any contribution to an official of a government entity or payment to a political party of a State or locality.

POLICY & PROCEDURES SUMMARY

•       Prohibitions as applied to covered investment pools - A covered investment pool in which a government entity invests or is solicited to invest shall be treated as though Adviser were providing or seeking to provide investment advisory services directly to the government entity.

• Further prohibition - It is unlawful for Adviser or any of Adviser’s covered associates to do anything indirectly which, if done directly, would result in a violation.

Detective Control Activities:	• Adviser will maintain the following books and records:
• The names, titles and business and residence addresses of all covered associates of Adviser;

•       All government entities to which Adviser provides or has provided investment advisory services, or which are or were investors in any covered investment pool to which Adviser provides or has provided investment advisory services, as applicable, in the past five years, but not prior to March 14, 2011;

•       All direct or indirect contributions made by Adviser or any of its covered associates to an official of a government entity (other than those made pursuant to the de minimis exception), or direct or indirect payments to a political party of a State or political subdivision thereof, or to a PAC; and

• Records relating to the contributions and payments must be listed in chronological order and indicate:

• The name and title of each contributor;

• The name and title (including any city/county/State or other political subdivision) of each recipient of a contribution or payment;

• The amount and date of each contribution or payment; and

• Whether any such contribution was the subject of the exception for certain returned contributions.

• Periodic reports/certifications with respect to political contributions.

• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:

•       Exception for certain returned contributions - If prohibited from providing investment advisory services for compensation as a result of a contribution made by a covered associate, Adviser is excepted from the prohibition, subject to the following:

• Adviser must have discovered the contribution which resulted in the prohibition within four months of the date of the contribution;

• The contribution must not have exceeded $ 350; and

• The contributor must obtain a return of the contribution within 60 calendar days of the date of discovery of the contribution by Adviser.

• In any calendar year, Adviser has reported on its annual updating amendment to Form ADV more than 50 employees it is entitled to no more than three exceptions,

• In any calendar year, Adviser has reported on its annual updating amendment to Form ADV 50 or fewer employees it is entitled to no more than two exceptions.

• Adviser may not rely on the exception more than once with respect to contributions by the same covered associate regardless of the time period.

• Escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Solicitors

POLICY & PROCEDURES SUMMARY

Name of Policy	Performance Documentation

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(16) - Requires advisers to make and keep true, accurate and current accounts, books, internal working papers, and any other records or documents necessary to form the basis for or demonstrate the calculation of performance distributed to 10 or more persons (excluding related persons).

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of performance documentation.

Preventative Control Activities:	• Adviser will retain client statements (including electronic files transmitted) from custodians to substantiate securities positions and cash flows.[1]

• In the event custodian statements are not available, Adviser will obtain documentation directly from the client.[2]

• Adviser will use its portfolio accounting system and proprietary systems to compute client and composite performance.[3]

Detective Control Activities:	• Periodic review by Director of Portfolio Operations.[1]
• Periodic (at least annually) review by outside service provider.[2]

• Periodic (at least annually) review by Compliance Department.[3]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: GIPS®; Composite Inclusion Policy – Institutional Equity; Composite Inclusion Policy – Institutional Fixed Income; Composite Inclusion Policy – Non-Institutional Equity

POLICY & PROCEDURES SUMMARY

Name of Policy	Policies and Procedures

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requires advisers registered under the IAA to adopt and implement written policies and procedures, taking into consideration its operations, reasonably designed to prevent, detect and correct violations of the IAA by adviser or its supervised persons.

•       Investment Advisers Act (“IAA”) of 1940 Rule 206(4)-7 - Requires advisers registered under the IAA to adopt and implement written policies and procedures reasonably designed to prevent violation, by adviser and its supervised persons, of the IAA and the rules adopted under the IAA.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the adoption and implementation of written compliance policies and procedures.

Preventative Control Activities:

•       Adviser has adopted written policies and procedures, taking into consideration Adviser’s operations, which are reasonably designed to prevent violation of applicable Federal Securities Laws by Adviser or its supervised persons.[1]

• Adviser’s policies and procedures are designed to prevent violations from occurring, to detect violations that have occurred, and to correct promptly any violations that have occurred.[2]

• Adviser will maintain copies of all policies and procedures that are in effect or were in effect during the last five years.[3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Portfolio Pumping

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to prohibited transactions.

Preventative Control Activities:	• Client accounts are managed to model portfolios. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Prohibited Transactions and Exemptions

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• §3(14) Employee Retirement Income Security Act of 1974 (“ERISA”) – Definition of party-in-interest
• §3(21) of ERISA – Definition of plan fiduciary

• §406(a) and §406(b) of ERISA – Prohibited transactions

• §407(a) of ERISA – Limitation on ownership of employer securities

• §408(c) of ERISA – Statutory exemptions to certain prohibited transactions

• Department of Labor (“DOL”) Prohibited Transaction Class Exemptions (“PTE”) 84-14 – Qualified Professional Asset Manager (QPAM)

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to prohibited transactions under ERISA.

Preventative Control Activities:	• Adviser is a fiduciary of the plans to which it provides investment advice. [1]

•       As a fiduciary of a plan, Adviser is prohibited from self-dealing, acting adverse to the interests of the plan (or participants/beneficiaries), or receiving payment in connection with a transaction involving the plan. [2]

• Adviser is allowed to receive reasonable compensation for services rendered or for expense reimbursement in the performance of its duties with a plan. [3]

• A party-in-interest to a plan includes:

1. Fiduciary, counsel, or employee of plan (“Employee”); [4]

2. person providing services to plan (“Service Provider”); [4]

3. employer with employees covered by plan (“Employer”); [4]

4. employee organization with members covered by plan (“Employee Organization”); [4]

5. 50% owner of Employer or Employee Organization (“50% Owner”); [4]

6. relative of a Fiduciary, counsel, Employee, Service Provider, Employer, or 50% Owner; [4]

7. entity 50% owned by a Fiduciary, counsel, Employee, Service Provider, Employer, Employee Organization, or 50% Owner (“50% Owned”); [4]

8. employee, officer, director, or 10 percent owner of a Service Provider, Employer, Employee Organization, 50% Owner, or 50% Owned. [4]

• Absent an exemption, the following are prohibited:

1. sale, exchange, or leasing, of property between the plan and party-in- interest; [5]

2. lending money or extension of credit between the plan and party-in- interest; [5]

3. furnishing goods, services, or facilities between the plan and party-in- interest; [5]

4. transfer to, or use by or for the benefit of a party-in-interest, of any assets of the plan; [5] or

5. plan’s acquisition of employer security or real property exceeding 10% of fair market value of plan assets. [5]

POLICY & PROCEDURES SUMMARY

• Adviser qualifies as a QPAM follows:

1. It is registered under the Investment Advisers Act of 1940; [6]

2. It manages client assets in excess of $85 million; [6] and

3. It had, as of last fiscal year-end, shareholders’ equity in excess of $1,000,000. [6]

• Generally, as a QPAM, Adviser may engage in certain transactions with parties- in-interest if the following are met:

1. the party-in-interest is not the QPAM or an affiliate; [7]

2. the terms of the transaction are at least as favorable as an arm’s-length transaction between unrelated persons; [7]

3. neither the QPAM, its affiliates nor the owners of more than 5% of the QPAM have been convicted of specific types of felonies involving fraud or deception in the preceding ten years; [7]

4. the plan creating the party-in-interest relationship is not greater than 20% of the total client assets managed by the QPAM; [7] and

5.      neither the party-in-interest nor its affiliates are, at the time of the transaction, able to appoint or terminate the QPAM or to negotiate, renew or modify the terms of the QPAM’s contract with respect to assets involved in the transaction intended to be covered by the exemption. [7]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Proprietary Trading of the Adviser

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including proprietary trading of the adviser
• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonable designed to comply with applicable regulatory requirements with respect to proprietary trading.

Preventative Control Activities:

•       Adviser performs investment management services for various clients, including clients that are affiliates. The Adviser may give advice and/or take action with respect to a client(s) which differs from advice given or the timing or nature of action taken with respect to another client(s). The Adviser, to the extent practicable, allocates investment opportunities among all clients, including affiliates, over a period of time on a basis it believes to be fair and equitable. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Protection of Client Records and Information

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/07

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including protection of client records and information against unauthorized alteration or use and untimely destruction

• Investment Company Act (“ICA”) of 1940 Rule 31a-2(f)(3) – requires advisers and funds that maintain records in electronic formats to establish and maintain procedures to safeguard the records.

• Investment Advisers Act (“IAA”) of 1940 Rule 204-2(g)(3) – requires advisers that maintain records in electronic formats to establish and maintain procedures to safeguard the records.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the protection of client records and information.

Preventative Control Activities:	• Adviser takes the following measures to protect client records and information:
1. Information technology – limited access, password protection, firewall, virus protection, password-protected screen saver.[1]

2. Physical premises – limited access.[1]

3. Storage – secure, climate controlled offsite storage.[1]

4. Personnel – employees sign a confidentiality agreement specifically addressing client information.[1]

5. Vendors – agreements with third party service providers that may have access to client information include privacy and confidentiality language.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Proxy Voting Records

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	4/1/11

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including creation and maintenance of required records

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(c)2 – Requirement for advisers to retain (1) voting policies and procedures; (2) client proxy statements received; (3) records of votes cast; (4) written client requests for voting information and adviser’s written responses to written or oral requests, and (5) adviser prepared documents material to a voting decision or memorializing the basis for a decision.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to creation and maintenance of proxy voting records.

Preventative Control Activities:

•       Adviser maintains written proxy voting policies and procedures (“Policies and Procedures”) reasonably designed to facilitate voting in the best interest of clients and that address material conflicts of interest.[1]

• Adviser utilizes an independent 3rd party voting agent (“Voting Agent”) to assist in analysis of voting issues and actual voting of proxies.[2]

• Adviser quarterly provides clients with a voting record offer and a Policies and Procedures summary with an offer to provide Policies and Procedures. [3]

• Adviser includes a Policies and Procedures summary in Form ADV Part 2.[4]

• Adviser maintains written client requests and written Adviser responses (to written or oral requests) for proxy voting information.[5]

• Adviser has obtained an undertaking from Voting Agent to provide documents upon request and will rely on proxy statements and records of proxy votes maintained by Voting Agent.[6]

• Adviser retains any written materials that it prepares to substantiate a vote.[7]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Proxy Voting

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent	8/1/14
Revision

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Investment Advisers Act of 1940 (“Advisers Act”) Rule 206(4)-6 – Rules for proxy voting

• Release Nos. IA-2204 – Requirement for policy and procedures

Policy:	Adviser will vote proxies of portfolio companies in the best interest of clients in accordance with Adviser’s established policies and procedures and comply with regulatory requirements with respect to proxy voting.

Preventative Control Activities:	• Adviser maintains written proxy voting policies and procedures reasonably designed for voting in the best interest of clients and that addresses material conflicts of interest. [1]

•       The Proxy Director is responsible for identifying material conflicts and an independent third party proxy voting service is used to recommend how proxies that involve material conflicts should be voted. [2]

• An independent third party is used to assist in analysis of voting issues and the actual voting of proxies. [3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Record of Discretionary Accounts

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.
• Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions

• Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(8) – Requires advisers to make and keep true, accurate and current a record of discretionary accounts.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of a record of discretionary accounts.

Preventative Control Activities:	• Adviser designates the discretionary status of each account in its portfolio accounting system based on the applicable investment management agreement.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Record Retention

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including the maintenance of required records

•       Investment Company Act (“ICA”) of 1940 Rule 31a-2(e) – Requires adviser to preserve for at least 6 years IAA Rule 204 books and records, if related to adviser’s transactions with a registered investment company (“RIC”).

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(e) – Requires IAA Rule 204-2 books and records, with exceptions, be maintained in an easily accessible place for at least 5 years from the end of the fiscal year in which the last entry was made, the first 2 years in adviser’s office

•       IAA Rule 204-2(g) – Rules for IAA Rule 204-2 records to be produced or reproduced by photograph, film, electronic media, electronic media, electronic data transmission, magnetic disk, tape, or other computer storage medium, and maintained and preserved in that form

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to record retention.

Preventative Control Activities:	General
• Adviser will generally apply a 6 year retention period, first 2 years on site, to books and records required under IAA Rule 204.[1]

Electronic Records

• If records are produced or reproduced by computer storage medium, Adviser will:

1. Arrange and index the storage medium to permit the immediate location of any particular record,[2]

2. Be able to promptly provide any printout or copy of the storage medium,[2]

3. Store separately from the original a copy of the storage medium for the time required,[2]

4. Maintain procedures for maintenance and preservation of, and access to, records to reasonably safeguard records from loss, alteration, or destruction.[2]

Exceptions

• Adviser’s articles of partnership or incorporation, charters, minute books, and stock certificate books will be maintained on site until 3 years after termination.[3]

• The following books and records will be easily accessible for 5 years, first 2 years on site, from the end of the fiscal year in which Adviser last disseminated the communication:

1. a copy of each communication that Adviser distributes to 10 or more persons not connected with Adviser;[4] and

2.      all accounts, books, internal working papers, and other records or documents necessary to form the basis for or demonstrate the calculation of the performance or rate of return of any or all managed accounts or securities recommendations in any communication that Adviser distributes to 10 or more persons not connected with Adviser.[4]

POLICY & PROCEDURES SUMMARY

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Records of Private Funds

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/10

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including creation and maintenance of required books and records

•       §3(a) of Investment Company Act (“ICA”) of 1940 – Defines an investment company (“IC”) generally to be an issuer primarily engaged in the business of investing in securities or engaged in the business of investing in securities with more 40% of total asset value invested in securities (excluding governments and cash)

•       §3(c)1 of ICA of 1940 – Generally exempts as an IC an issuer whose outstanding securities (less short-term paper) are owned by no more than 100 persons and which does not publicly offer of its securities

•       §3(c)7 of ICA of 1940 – Generally exempts as an IC an issuer whose outstanding securities are exclusively acquired and owned by qualified purchasers and which does not publicly offer of its securities

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a) – Describes books and records required by an adviser

•       IAA of 1940 Rule 203(b)(3)-1(d) – Defines a private fund generally as a company exempted as an IC by §3(c)1 or §3(c)7 of ICA of 1940, allows redemption of ownership interests within 2 years of purchase, and is offered based on the investment expertise of the adviser

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to creation and maintenance of the required records of private funds.

Preventative Control Activities:

•       When Adviser advises a private fund and Adviser or related person acts as its general partner, managing member, or in a comparable capacity, the fund’s books and records will be considered records of Adviser.[1]

•       When Adviser acts as general partner, managing member, or in a comparable capacity, of a private fund it advises and does not serve as its official books and records, it will hire a 3rd party administrator to provide the services and make the books and records available upon request.[2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Regulation S-P and Disposal of Consumer Report Information

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	4/1/11

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including safeguards for the privacy protection of client records and information

•       Regulation S-P under the Gramm-Leach-Bliley Act of 1999 (“Regulation S-P”) - Establishes standards for safeguarding customer information

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to safeguarding customer information.

Preventative Control Activities:

Privacy Policy

•       Adviser has adopted a Privacy Policy meeting applicable regulatory requirements.[1]

•       Adviser fulfills the initial delivery obligation of its Privacy Policy by including it in Form ADV Part 2.[2]

•       Adviser fulfills the annual delivery obligation of its Privacy Policy via an annual mailing. Adviser also relies on written undertakings from certain wrap program sponsors to deliver Adviser’s Privacy Policy.[3]

Disposal of Consumer Report Information

•       Adviser will dispose of consumer report information (CRI) by taking reasonable measures to protect against unauthorized access to or use of such CRI in connection with its disposal. [4]

•       Adviser will generally enter into a contract with a third party engaged in the business of record destruction to dispose of material specifically identified as CRI. [5]

•       Prior to entering into a contract for the disposal of CRI, Adviser will obtain information about the disposal company to confirm that the disposal company is reputable, competent and compliant with the Regulation S-P disposal rule. [6]

•       Adviser may conduct additional due diligence on the disposal company, including, but not limited to,

1.      reviewing an audit of the disposal company’s operations and/or its compliance with the Regulation S-P disposal rule;[7]

2.      reviewing and evaluating the disposal company’s information security policies or procedures;[7] and

3.      requiring that the disposal company be certified by a recognized trade association or similar third party. [7]

•       To the extent Adviser does not enter into a contract with a disposal company, Adviser will dispose of CRI by:

1.      burning, pulverizing or shredding it so that the information cannot practicably be read or reconstructed;[8] or

2.      destroying or erasing electronic files or media so that the information cannot practicably be read or reconstructed.[8]

•       To the extent customer records and information subject to the Regulation S-P safeguard rule overlap with CRI subject to the Regulation S-P disposal rule, Adviser’s disposal policies and procedures will apply.[9]

POLICY & PROCEDURES SUMMARY

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Regulatory Inquiries

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	N/A

Policy:	Adviser will apply procedures reasonably designed to address regulatory inquiries in an appropriate manner.

Preventative Control Activities:	• All regulatory inquiries will be referred directly to the Chief Compliance Officer (CCO) and the General Counsel (GC), or in the CCO’s and the GC’s absence, the CEO or COO.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Restricted Lists

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including personal trading activities of supervised persons

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the maintenance of restricted lists and personal trading activities of supervised persons.

Preventative Control Activities:

•       Securities currently owned or under consideration by Adviser for client accounts and mutual funds Adviser advises or sub-advises are restricted. [1]

•       The restricted list and any updates are distributed to all Access Persons. [2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Review of Accounts – Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 - Requirement for policy and procedures

Policy:	Adviser will provide continuous and regular supervisory or management services that are reasonably designed to achieve the consistency of portfolios with clients’ investment objectives and compliance with applicable regulatory requirements.

Preventative Control Activities:

•       Client accounts are managed to model portfolios.[1]

•       Adviser will perform the following prior to investing a client in a specific fund:

1.      Adviser will review client’s most recent offering documents or other investment guidelines and restrictions;[2]

2.      Adviser will review the specific fund’s most recent offering documents;[2]

3.      Based on its review, Adviser will determine if an investment in the specific fund is compatible with the client’s offering documents or other investment guidelines and restrictions.[2]

•       Trading authority is centralized.[3]

•       Compliance Department inputs client guidelines into Charles River. [4]

•       Portfolio Operations Department reconciles accounts monthly with clients’ custodian.[5]

•       Portfolios are monitored by Equity Investment Team and staff.[6]

Detective Control Activities:

•       Post trade compliance is performed monthly by Equity Investment Team.[1]

•       Performance of each account is reviewed monthly by Equity Investment Team.[2]

•       Pre and post trade guideline compliance is performed by Compliance Department using Charles River.[3]

•       Periodic (at least annually) review by Compliance Department.[4]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Review of Accounts – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 - Requirement for policy and procedures

Policy:	Adviser will provide continuous and regular supervisory or management services that are reasonably designed to ensure the consistency of portfolios with clients’ investment objectives and compliance with applicable regulatory requirements.

Preventative Control Activities:

•       Client accounts are managed to model portfolios.[1]

•       Adviser will perform the following prior to investing a client in a specific fund:

1.      Adviser will review client’s most recent offering documents or other investment guidelines and restrictions;[2]

2.      Adviser will review the specific fund’s most recent offering documents;[2]

3.      Based on its review, Adviser will determine if an investment in the specific fund is compatible with the client’s offering documents or other investment guidelines and restrictions.[2]

•       Trading authority resides with the Fixed Income Investment Team.[3]

•       Compliance Department inputs client guidelines into Charles River. [4]

•       Portfolio Operations Department reconciles accounts monthly with clients’ custodian.[5]

•       Portfolios are monitored by Fixed Income Investment Team and staff. [6]

Detective Control Activities:

•       Post trade compliance is performed monthly by the Fixed Income Investment Team.[1]

•       Performance of each account is reviewed monthly by Fixed Income Investment Team.[2]

•       Periodic (at least annually) review by Compliance Department.[3]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Review of Policies and Procedures

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/09

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Provides that the annual review under IAA Rule 206(4)-7 should consider any compliance matters that arose during the previous year, any changes in the business activities of adviser or its affiliates, and any changes in the IAA or applicable regulations

•       Investment Advisers Act (“IAA”) of 1940 Rule 206(4)-7 - Requires advisers registered under the IAA to review, at least annually, the adequacy of their policies and procedures and the effectiveness of their implementation

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the annual review of compliance policies and procedures.

Preventative Control Activities:

•       Adviser’s Chief Compliance Officer (CCO) will review and/or oversee the review of Adviser’s policies and procedures at least annually to determine their adequacy and the effectiveness of their implementation.[1]

•       Adviser’s CCO will perform or oversee the performance of interim reviews in response to significant compliance events, changes in business arrangements, and regulatory developments.[2]

•       Adviser will maintain any records documenting its annual review.[3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Sarbanes-Oxley Act

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Sarbanes-Oxley Act – Imposes various requirements and prohibitions upon public companies

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the Sarbanes-Oxley Act.

Preventative Control Activities:	• Adviser is not subject to the Sarbanes-Oxley Act because it is not a public company.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Schedule 13G

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including the accuracy of disclosures made to investors, clients, and regulators

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Securities Exchange Act of 1934 (the “Exchange Act”) Rule 13d-1 – Requires advisers to file Schedule 13G for equity securities

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to filing Schedule 13G.

Preventative Control Activities:

Initial Filings

•       If Adviser’s beneficial ownership of a security exceeds 5% at year-end, Adviser will file an initial Schedule 13G within 45 days after year-end.[1]

•       If at any month-end prior to December 31 Adviser’s beneficial ownership of a security initially exceeds 10%, Adviser will file an initial Schedule 13G within 10 days after that month-end.[2]

Filing of Amendments

•       Except for changes resulting solely from the number of securities outstanding, Adviser will amend a Schedule 13G within 45 days after year-end for changes since the previous filing.[3]

•       If at any month-end Adviser’s beneficial ownership initially exceeds 10%, Adviser will amend a Schedule 13G within 10 days after that month-end and amend Schedule 13G within 10 days after any month-end at which Adviser’s beneficial ownership changes by more than 5%.[4]

•       Once an amendment has been filed reflecting beneficial ownership of 5% or less, no additional filings will be required unless Adviser again becomes beneficial owner of more than 5%.[5]

Dissemination

•       Adviser will notify a person on whose behalf it holds, on a discretionary basis, more than 5% of a security, if Adviser would reasonably be expected to know that the person may have to file pursuant to § 13(d) of the Exchange Act.[6]

•       Schedule 13G is transmitted to the SEC and to the issuer of the security via the EDGAR system.[7]

•       Adviser generates files/reports using Adviser’s investment accounting software required to complete Schedule 13G. Schedule 13G is transmitted to the SEC via the EDGAR system.[8]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Securities Class Actions

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	N/A

Policy:	Adviser will apply procedures that are reasonably designed to provide for the securities class actions received by Adviser to be forwarded to client designated contact or to be filed by Adviser if contractually obligated to do so.

Preventative Control Activities:

•       Adviser generally, does not have the legal responsibility or legal authority to act for clients in class actions. [1]

•       Adviser will confirm person responsible for each client and whether class action notices received should be transmitted to such person. [2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Short Sales

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 - Requirement for policies and procedures including trading practices • §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to mitigate material conflicts of interest between accounts that short securities and other accounts and comply with applicable regulatory requirements.

Preventative Control Activities:	• Adviser will not short any security held by a long-only account of Adviser or affiliates, excluding exchange traded funds (“ETF”) on an index. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Hedge Fund Management

POLICY & PROCEDURES SUMMARY

Name of Policy	Social Media Policy

Policy Tracking #

Date of Most Recent Review	8/1/2014

Date of Most Recent Revision	8/1/2014

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Rules 206(4)-1 and 206(4)-7 of the Investment Advisers Act of 1940 (“Advisers Act”)

Policy:

Employees shall not use social media[1] in any context which could be considered advertising and shall avoid testimonials. No employee of the Adviser shall mention the Adviser on social media, except (a) to list the Adviser as their employer and their job title, as set forth on www.earnestpartners.com and responsibilities, as set forth on www.earnestpartners.com or as approved by the Legal Department, on LinkedIn, and (a) to list the Adviser as their employer on other social media, provided, that, employee provides a list of all such social media to the Adviser. Under no circumstances may an employee conduct business, promote the Adviser, disclose confidential information or mention the Adviser’s investment performance or clients or prospective clients on social media.

Adviser shall (a) not use social media in any context which could be considered advertising, (b) avoid testimonials, and (c) not make use of social media to promote or conduct its business, except that it may provide a high level description of its business activities if approved by the Legal and Compliance Departments.

Preventative Control Activities:

•       Advertisement: In general, all posts that are viewable to more than one third- party which mentions the Adviser may constitute an “advertisement” under the Advisers Act. Accordingly, the Adviser and its employees must ensure that any mention of the Adviser on social media does not violate the provisions of Advisers Act regarding fraudulent, deceptive, or manipulative acts or practices.

•       Testimonials: Adviser and employees must avoid testimonials.

•       Record Keeping: Refer to the Record Retention Policy.

Detective Control Activities:	• The Compliance/Legal Department will review the Adviser’s and its employees’ use of social media on a periodic basis (at least quarterly).

Corrective Actions for Violations:	Escalate to senior management.

Additional History or Background Notes:

[1]	“Social Media” is an umbrella term that encompasses various activities that integrate technology, social interaction and content creation. Social media may use technologies, including but not limited to, blogs, microblogs, wikis, photos, video sharing, podcasts, social networking, and virtual worlds. Examples of social media websites are LinkedIn, Facebook and Twitter.

POLICY & PROCEDURES SUMMARY

Name of Policy	Soft Dollar Arrangements - Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 - Requirement for policies and procedures including trading practices

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

•       §28(e) of the Securities Exchange Act of 1934 (“Exchange Act”) – Safe harbor provisions for soft dollar commissions

•       ERISA Technical Release 86-1 – Soft dollar commission arrangements

•       Release No. 34-54165 - Interpretive release with respect to the scope of “brokerage and research services” and client commission arrangements under Section 28(e) of the Exchange Act.

Policy:	Adviser will comply with applicable regulatory requirements with respect to soft dollar commission arrangements.

Preventative Control Activities:

•       Commissions paid for research and/or brokerage services will be paid in accordance with Section 28(e) of the Exchange Act and interpretive guidance. [1]

•       Where research and/or brokerage services have a mixed use, Adviser will make a reasonable allocation and pay for the non-research/non-brokerage function using its own funds. [2]

•       Adviser will maintain an allocation procedure to identify brokers who have provided research and/or brokerage services that Adviser considers useful on behalf of its clients. [3]

•       The amount of brokerage specifically allocated to any broker will be based, in part, on the cost of such research and/or brokerage services to the broker. [4]

•       Adviser will make a good faith determination that any client commissions paid for eligible research and brokerage are reasonable relative to the value of such products or services received. [5]

Detective Control Activities:	• Periodic review by Best Execution Committee.[1] • Periodic (at least annually) review by Compliance Department.[2]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Broker Selection - Equity; Best Execution - Equity; Soft Dollar Checklist

POLICY & PROCEDURES SUMMARY

Name of Policy	Soft Dollar Arrangements – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 - Requirement for policies and procedures including trading practices

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

•       §28(e) of the Securities Exchange Act of 1934 (“Exchange Act”) – Safe harbor provisions for soft dollar commissions

Policy:	Adviser will comply with applicable regulatory requirements with respect to soft dollar commission arrangements.

Preventative Control Activities:	• Adviser does not enter into soft dollar transactions for fixed income securities.[1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Broker Selection – Fixed Income; Best Execution – Fixed Income

POLICY & PROCEDURES SUMMARY

Name of Policy	Solicitor Disclosure Documents

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including the use of solicitors and the accurate creation and maintenance of required records.

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(15) - Requires advisers to make and keep true, accurate and current written acknowledgments of receipt obtained from clients and copies of the disclosure documents delivered to clients by solicitors.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of written acknowledgments of receipt obtained from clients and copies of the disclosure documents delivered to clients by solicitors.

Preventative Control Activities:

•       Adviser will provide solicitor with the required client disclosure document.[1]

•       Solicitor will require the prospective client to sign the document and solicitor will provide Adviser with a copy of the signed document.[2]

•       The signed document will be maintained with the related solicitation agreement between Adviser and solicitor.[3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Solicitors

POLICY & PROCEDURES SUMMARY

Name of Policy	Solicitors

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including the use of solicitors

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Investment Advisers Act (“IAA”) of 1940 Rule 206(4)-3 – Rules for cash payments for client solicitations

•       Release No. IA-3043 – Political Contributions by Certain Investment Advisers

•       Investment Advisers Act of 1940 (“Advisers Act”) Rule 206(4)-5 - Political Contributions by Certain Investment Advisers

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the use of solicitors.

Preventative Control Activities:

•       Solicitation agreements with solicitors which are not affiliated with Adviser require:

•       that the solicitor perform his duties in accordance with the Advisers Act and appropriate state regulations;[1]

•       that the solicitor provide each client with Adviser’s written disclosure document;[1] and

•       that the solicitor provide each client with the solicitor’s written disclosure document.[1]

•       Solicitation agreements with affiliated solicitors require that the solicitor perform its duties in accordance with applicable law and disclose the relationship between Adviser and the solicitor to each potential client.[2]

•       Solicitation of government entity clients - Solicitation activities (including, among other things, communications to retain a client for Adviser) involving a government entity, as defined in Rule 206(4)-5 of the IAA, are subject to additional limitations set forth in that section (i.e. solicitor must be an SEC registered investment adviser, broker or dealer, or municipal adviser). [3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Solicitor Disclosure Documents; Pay-to-Play Restrictions – Political Contributions

POLICY & PROCEDURES SUMMARY

Name of Policy	Step-Out Trades

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/07

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including trading practices • §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to step-out trades.

Preventative Control Activities:	• Adviser will generally utilize step-out trades on equity transactions for clients that direct brokerage (e.g. commission recapture). [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Supervised Client Portfolios

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including creation and maintenance of required records

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(c) - requires advisers that supervise\manage client portfolios to maintain separate client records showing (1) securities purchased and sold (including dates, amounts and prices); and (2) holdings

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to creation and maintenance of records related to supervised client portfolios.

Preventative Control Activities:

•       Adviser maintains records for institutional clients on its portfolio accounting system.[1]

•       Adviser maintains records for non-institutional clients (i.e. wrap programs) on sponsor’s trading/portfolio accounting system.[2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Supervision of Advisory Personnel

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       1992 enforcement action against John H. Gutfreund – Defining failure to supervise

•       § 202(a)25 of the Investment Advisers Act of 1940 (“Advisers Act”) – Definition of supervised person

•       § 203(e)6 of the Advisers Act - Defining failure to supervise

Policy:	Adviser will comply with applicable regulatory requirements with respect to supervision of advisory personnel.

Preventative Control Activities:	• Adviser will apply procedures reasonably designed to comply with applicable regulatory requirements with respect to supervision of advisory personnel. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Trade Tickets

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 - Requirement for policy and procedures

•       Investment Advisers Act of 1940 Rule 204-2(a)(3) – Required books and records for non-investment company client transactions

•       Investment Company Act of 1940 Rule 31a-1(b)(5) - Required books and records for investment company client transactions

Policy:	Adviser will maintain books and records with respect to client transactions in compliance with applicable regulatory requirements.

Preventative Control Activities:

•       Adviser will make and keep true, accurate and current books and records for non-investment company client transactions required by Rule 204-2(a)(3).[1]

•       Adviser will make and keep true, accurate and current books and records for investment company client transactions required by Rule 31a-1(b)(5).[2]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.[1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Trading in Shares of Advised or Sub-Advised Mutual Funds

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/07

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including personal trading activities of supervised persons

•       §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204A-1 - Code of ethics

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to trading in shares of advised or sub-advised mutual funds.

Preventative Control Activities:	• Mutual funds that the Adviser advises or sub-advises require prior written approval to trade and may not be traded again for at least 30 days. [1]

Detective Control Activities:	• Periodic (at least quarterly) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated in the policy; escalate to senior management.

Additional History or Background Notes:	Related Policies & Procedures: Code of Ethics; Insider Trading

POLICY & PROCEDURES SUMMARY

Name of Policy	Trial Balances, Financial Statements, and Internal Audit

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.

•       Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(6) – Requires advisers to make and keep true, accurate and current trial balances, financial statements, and internal audit working papers.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of trial balances, financial statements, and internal audit working papers.

Preventative Control Activities:

•       Trial balances and financial statements are maintained electronically within Adviser’s internal financial accounting system. [1]

•       The financial accounting system is password protected. [2]

•       The data is backed up daily and stored offsite. [3]

•       Senior management has real-time access to Adviser’s general ledger. [4]

•       The general ledger is provided to Adviser’s outside CPA firm as needed. [5]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Valuation of Client Holdings - Equity

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including processes to value client holdings • §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the valuation of client holdings.

Preventative Control Activities:

Equity

•       Adviser uses, in order, Bloomberg, Interactive Data Pricing and Reference Data, Inc., and Fair Value Committee to price all equity securities daily.[1]

•       Adviser checks for un-priced securities daily. [1]

•       Adviser performs price tolerance (15%) review daily. [1]

•       Adviser checks for stale prices weekly. [1]

Fair Value Pricing

•       Securities for which reliable market quotations are not available or which does not represent fair value shall be valued by Adviser’s Fair Value Committee.[2]

•       A record will be kept of when the Fair Value Committee meets, those members present, and the matters approved by the Fair Value Committee. [2]

•       Fair value pricing may be based on various security, issuer, and market specific factors in Adviser’s judgment.[3]

•       Adviser may obtain prices provided by pricing agents to fair value foreign securities.[4]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Valuation of Client Holdings – Fixed Income

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	8/1/14

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• Release Nos. IA-2204 – Requirement for policy and procedures including processes to value client holdings • §206 of the Investment Advisers Act of 1940 (“Advisers Act”) – Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the valuation of client holdings.

Preventative Control Activities:

Fixed Income

•       Adviser uses Interactive Data Pricing and Reference Data, Inc. (“IDC”) (or other widely recognized service) to obtain pricing whenever possible. [1]

•       Prices for the remainder of the portfolio are obtained from brokers.[2]

•       Fixed income portfolios are generally priced as of the last business day of each month. [3]

•       Adviser checks for un-priced securities daily.

•       Adviser performs price tolerance (15%) review monthly.

•       Adviser checks for stale prices monthly.

Fair Value Pricing

•       Securities for which reliable market quotations are not available or which does not represent fair value shall be valued by Adviser’s Fair Value Committee.[4]

•       A record will be kept of when the Fair Value Committee meets, those members present, and the matters approved by the Fair Value Committee. [4]

•       Fair value pricing may be based on various security, issuer, and market specific factors in Adviser’s judgment.[5]

•       Adviser may obtain prices provided by pricing agents to fair value foreign securities.[6]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department.

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Window Dressing

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:	• §206 of the Investment Advisers Act of 1940 (“Advisers Act”) - Anti-fraud provisions

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to prohibited transactions.

Preventative Control Activities:	• Client accounts are managed to model portfolios. [1]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes:

POLICY & PROCEDURES SUMMARY

Name of Policy	Written Agreements with Clients

Policy Tracking #

Date of Most Recent Review	8/1/14

Date of Most Recent Revision	3/24/06

Entities Affected	Earnest Partners LLC

Related Statute/Rule/Release/ No-Action:

•       Release Nos. IA-2204 – Requirement for policy and procedures including accurate creation and maintenance of required records.

•       Investment Company Act (“ICA”) of 1940 Rule 31a-1 – Requires advisers to maintain necessary records under IAA Rule 204-2 with respect to investment company transactions

•       Investment Advisers Act (“IAA”) of 1940 Rule 204-2(a)(10) - Requires advisers to make and keep true, accurate and current copies of written agreements entered into by adviser with clients.

Policy:	Adviser will apply procedures reasonably designed to prevent violation of applicable regulatory requirements with respect to the creation and maintenance of copies of written agreements entered into by Adviser with clients.

Preventative Control Activities:

•       Adviser maintains standard contracts.[1]

•       Adviser may negotiate modifications to Adviser’s or the prospective client’s standard contract(s).[2]

•       Adviser maintains executed contract(s) in electronic and paper versions. [3]

Detective Control Activities:	• Periodic (at least annually) review by Compliance Department. [1]

Corrective Actions for Violations:	None indicated; escalate to senior management.

Additional History or Background Notes: